                                                                   EXHIBIT 10.30


PORTIONS OF THIS EXHIBIT MARKED BY ASTERISKS (****) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                 Confidential

--------------------------------------------------------------------------------

                   INFORMATION TECHNOLOGY SERVICES AGREEMENT

                                    Between

                               U.S. FOODSERVICE

                                      And

                          LOCKHEED MARTIN CORPORATION

                                Dated:  5/7/99

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

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ARTICLE 1 PURPOSE OF AGREEMENT                                                                 1

ARTICLE 2 DEFINITIONS AND CONSTRUCTION                                                         1

 Section 2.1 Definitions                                                                       1

 Section 2.2 Headings                                                                          8

 Section 2.3 Interpretation of Documents                                                       8

ARTICLE 3 TERM                                                                                 8

 Section 3.1 Agreement                                                                         8

 Section 3.2 Renewal                                                                           9

 Section 3.3 Extension Period                                                                  9

ARTICLE 4 DESIGNATED SERVICES                                                                  9

 Section 4.1 Designated Services                                                               9

 Section 4.2 Changes to the Designated Services                                                9

 Section 4.3 Lockheed Martin Licenses and Permits                                             10

 Section 4.4 New Releases and Versions of the Software                                        10

 Section 4.5 Technology Developments                                                          10

 Section 4.6 Changes in Law and Regulations                                                   10

 Section 4.7 Manufacturers' Warranties                                                        11

 Section 4.8 Machines                                                                         11

 Section 4.9 Changes to Designated Fees                                                       11

 Section 4.10 Documentation                                                                   11

ARTICLE 5                                                                                     11
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ARTICLE 6 SERVICE LEVELS AND BENCHMARKING                                                     11

 Section 6.1 Service Levels                                                                   11

 Section 6.2 Additional Services                                                              12

 Section 6.3 Reports                                                                          12

ARTICLE 7 SERVICE LOCATION; FACILITIES; EMPLOYEES; TRANSITION; EQUIPMENT; SUBCONTRACTORS      12

 Section 7.1 Service Location                                                                 12

 Section 7.2 Facilities                                                                       12

 Section 7.3 Reserved                                                                         12

 Section 7.4 Reserved                                                                         12

 Section 7.5 Reserved                                                                         12

ARTICLE 8 ADDITIONAL SERVICES                                                                 13

 Section 8.1 Additional Services                                                              13

ARTICLE 9 PROJECT TEAM; MANAGEMENT; CHANGE CONTROL AND STRATEGIC PLANNING                     13

 Section 9.1 Lockheed Martin Project Executive                                                13

 Section 9.2 Reassignment or Termination                                                      13

 Section 9.3 Key Employees                                                                    14

 Section 9.4 Conduct of Lockheed Martin Personnel                                             14

 Section 9.5 U.S. Foodservice Project Executive                                               14

 Section 9.6 Management Committee                                                             14

 Section 9.7 Planning                                                                         15

 Section 9.8 Change Control                                                                   15

 Section 9.9 Meetings                                                                         16

 Section 9.10 Reserved                                                                        16
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ARTICLE 10 PROPRIETARY RIGHTS                                                                 17

 Section 10.1 U.S. Foodservice Proprietary Software.                                          17

 Section 10.2 U.S. Foodservice Third Party Software                                           17

 Section 10.3 U.S. Foodservice Customer Software                                              18

 Section 10.4 Lockheed Martin Software                                                        18

 Section 10.5 Custom and Non-Custom Software                                                  18

 Section 10.6 Changes and Upgrades to Software                                                19

 Section 10.7 Software Purchased by Lockheed Martin                                           19

 Section 10.8 Infringement                                                                    19

 Section 10.9 Documentation                                                                   19

 Section 10.10 Cooperation Upon Divestiture                                                   19

 Section 10.11 Support/Source Code                                                            20

ARTICLE 11 DATA RECORDS AND REPORTS                                                           20

 Section 11.1 U.S. Foodservice Data                                                           20

 Section 11.2 Correction of Errors                                                            20

 Section 11.3 Access to and Return of Data                                                    20

 Section 11.4 Reserved                                                                        21

ARTICLE 12 CONSENTS                                                                           21

ARTICLE 13 FORCE MAJEURE; DISASTER RECOVERY                                                   21

 Section 13.1 Force Majeure                                                                   21

 Section 13.2 Allocation of Resources                                                         22

 Section 13.3 Disaster Recovery                                                               22

ARTICLE 14 PAYMENTS                                                                           23

 Section 14.1 Designated Fees                                                                 23

 Section 14.2 ****                                                                            23
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 Section 14.3 Additional Services Fees                                                        23

 Section 14.4 Expenses                                                                        23

 Section 14.5 Proration                                                                       23

 Section 14.6 Unused Credits                                                                  24

 Section 14.7 Performance Credits                                                             24

 Section 14.8 Offsets                                                                         24

 Section 14.9 Adjustment for Cost Savings From Technological Advancements                     24

ARTICLE 15 PAYMENT SCHEDULE AND INVOICES                                                      24

 Section 15.1 Designated Fees                                                                 24

 Section 15.2 Detailed Invoices                                                               25

 Section 15.3 Time of Payment                                                                 25

 Section 15.4 Special Payments                                                                25

 Section 15.5 Late Payments                                                                   25

 Section 15.6 Method of Payment                                                               25

ARTICLE 16 TAXES                                                                              25

ARTICLE 17 AUDIT RIGHTS                                                                       26

 Section 17.1 Fees                                                                            26

 Section 17.2 Other Audits and Inspections                                                    27

 Section 17.3 Record Retention                                                                27

 Section 17.4 Overcharges/Undercharges                                                        27

ARTICLE 18 CONFIDENTIALITY                                                                    28

 Section 18.1 General Obligations                                                             28

 Section 18.2 U.S. Foodservice Confidential Information                                       28

 Section 18.3 Legal Action                                                                    29

 Section 18.4 Reserved                                                                        29
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 Section 18.5 Disclosure Protection                                                           29

ARTICLE 19 REPRESENTATIONS AND WARRANTIES; COVENANT                                           29

 Section 19.1 U.S. Foodservice                                                                29

 Section 19.2 Lockheed Martin                                                                 30

 Section 19.3 DISCLAIMER                                                                      31

 Section 19.4 Non-Competition Covenant                                                        31

ARTICLE 20 DISPUTE RESOLUTION                                                                 32

 Section 20.1 Project Executives                                                              32

 Section 20.2 Management Committee                                                            32

 Section 20.3 Senior Management                                                               32

 Section 20.4 Arbitration                                                                     32

 Section 20.5 Exceptions                                                                      34

 Section 20.6 Continuity of Services                                                          34

ARTICLE 21 TERMINATION                                                                        34

 Section 21.1 Termination for Convenience                                                     34

 Section 21.2 Termination for Cause                                                           34

 Section 21.3 Termination Rights for Downtime                                                 35

ARTICLE 22 TERMINATION FEE                                                                    35

ARTICLE 23 TERMINATION ASSISTANCE                                                             35

ARTICLE 24 INDEMNITIES                                                                        36

 Section 24.1 Indemnity by U.S. Foodservice                                                   36

 Section 24.2 Indemnity by Lockheed Martin                                                    37

 Section 24.3 Indemnification Procedures                                                      38
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ARTICLE 25 DAMAGES                                                                            39

 Section 25.1 Damages                                                                         39

 Section 25.2 Consequential Damages                                                           39

 Section 25.3 Exclusions                                                                      39

ARTICLE 26 INSURANCE                                                                          39

 Section 26.1 Insurance                                                                       39

 Section 26.2 Insurance Documentation                                                         40

ARTICLE 27 MISCELLANEOUS PROVISIONS                                                           40

 Section 27.1 Assignment                                                                      40

 Section 27.2 Notices                                                                         41

 Section 27.3 Relationship                                                                    42

 Section 27.4 Consents, Approvals, Notices, and Requests                                      42

 Section 27.5 Severability                                                                    42

 Section 27.6 Waiver                                                                          42

 Section 27.7 Publicity                                                                       42

 Section 27.8 Entire Agreement; Counterparts                                                  43

 Section 27.9 Amendments                                                                      43

 Section 27.10 Governing Law                                                                  43

 Section 27.11 Jurisdiction                                                                   43

 Section 27.12 Survival                                                                       43

 Section 27.13 Third Party Beneficiaries                                                      43

 Section 27.14 Acknowledgment                                                                 43

 Section 27.15 Covenant of Further Assurances                                                 44

 Section 27.16 Performance                                                                    44

                                   EXHIBITS


          1     Description of Services

                la Baseline Services

                lb Operating System and Utility Upgrade

                1c Branch Conversion Program Support and Applications Upgrade

          2     Reports

          3 Service Levels and Performance Goals; Performance Credits; Critical Services

          4     Key Employees; Designated Employees

          5     Reserved

          6     Termination Assistance

          7 Hardware and Software Listing; Transferred Machines and Transferred Third Party Software; Retained Resources

          8     Designated Fees

          9     Termination Schedule

          10    Reserved

          11    Specifically Excluded Services

          12    Reserved

          13    Lease Agreements

          14    Reserved

          15    Reserved

                   Information Technology Service Agreement


          This INFORMATION TECHNOLOGY SERVICES AGREEMENT, dated               ,
                                                                --------------
1999 (the "Agreement Date") is by and between U.S. FOODSERVICE, INC. ("U.S. Foodservice"), and LOCKHEED MARTIN CORPORATION ("Lockheed Martin").

                                  WITNESSETH:
                                  ----------

          WHEREAS, Lockheed Martin has provided certain systems operation, network management and other information technology services to U.S. Foodservice and its predecessor for more than five years pursuant to that certain Agreement for Services between the parties dated January 4, 1993; and

          WHEREAS, U.S. Foodservice and Lockheed Martin have engaged in negotiations and discussions that have culminated in the formation of a broader relationship described in this Agreement which contemplates the management and support of the baseline applications, new application development and network management, and additional services that include operating system upgrade services and branch conversion support services and other information technology services; and

          WHEREAS, Lockheed Martin, through its Integrated Business Solutions division ("IBS"), desires to provide to U.S. Foodservice, and U.S. Foodservice desires to obtain from IBS, the broader services described in this Agreement on the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, for and in consideration of the agreements of the parties set forth below, U.S. Foodservice and Lockheed Martin agree as follows:

                                   ARTICLE 1
                             PURPOSE OF AGREEMENT

          The purpose of this agreement is to provide a new contract in support of expanded and extended services to U.S. Foodservice. Lockheed Martin is the current provider of data processing services for U.S. Foodservice and it is the intent of this contract to continue a mutually beneficial business relationship.

                                   ARTICLE 2
                         DEFINITIONS AND CONSTRUCTION

          Section 2.1  Definitions

          The following defined terms shall have the meanings specified below:

          (1) "Additional Fees" shall mean the fees described in the Additional Services Schedule.

          (2) "Additional Services" shall mean those services requested by U.S. Foodservice of Lockheed Martin that are mutually agreed as being outside the scope of the Designated Services.

          (3) "Additional Service Levels" shall mean the levels of service to be provided by Lockheed Martin for an Additional Service that is specified in writing in the Additional Services Schedule.

          (4) "Additional Services Proposal" shall mean any proposal, submitted by Lockheed Martin for the performance of an Additional Service, containing a description of the scope and functionality of such Additional Service and an estimate, as may be applicable, of the computing, communications, human resources, capacity and schedule requirements necessary to develop and implement such Additional Service, as well as the proposed cost thereof.

          (5) "Additional Services Schedule" shall mean, in the event that U.S. Foodservice elects to have Lockheed Martin perform an Additional Service, the written amendment to this Agreement, executed by U.S. Foodservice and Lockheed Martin, in a form to be agreed on by the parties in respect of such Additional Service.

          (6) "Affiliate" shall mean any corporation, partnership, or other entity that is in or under the direct or indirect control of a party hereto or of another Affiliate of such party, or any successor to all or substantially all the business of a party hereto or of an Affiliate of such party, and, for this purpose, "control" shall exist whenever there is an ownership, profits, voting, or similar interest (including any right or option to obtain such an interest) representing at least fifty percent (50%) of the total interests of the pertinent entity then outstanding (treating as outstanding any interests obtainable by a party or the relevant Affiliate pursuant to the exercise of the aforementioned rights or options). "Affiliate" shall also mean any Affiliate of U.S. Foodservice designated in writing by U.S. Foodservice, from time to time, which U.S. Foodservice divests or for whatever other reason will no longer meet the definition of Affiliate.

          (7) "Agreement Date" shall have the meaning set forth in the preamble.

          (8) "Agreement" shall mean this Information Technology Services Agreement, dated as of the Effective Date, by and between U.S. Foodservice and Lockheed Martin, including the Exhibits attached hereto.

          (9)  Reserved

          (10) "Backup Facility" shall have the meaning set forth in Section
13.3.

          (11)  Reserved

          (12) "Benchmark" shall mean an objective point of performance comparison based on average industry practices or average industry standards of efficiency, quality, cost and/or other attributes of service.

          (13)  Reserved

          (14) "Change(s)" shall mean all changes to the Systems and the Services that would alter the functionality or technical environment of the Systems.

          (15) "Change Control Procedures" shall have the meaning set forth in
Section 9.8.

          (16) "Confidential Information" of a party shall mean all confidential or proprietary information of such party, as well as any confidential or proprietary information of anyone else obtained or possessed by a party to this Agreement subject to confidentiality requirements.

          (17) "Consents" shall mean all consents, approvals, authorizations, notices, requests, and acknowledgments that are necessary to allow (1) Lockheed Martin to use U.S. Foodservice Software, U.S. Foodservice Machines, and the services under U.S. Foodservice's third party service contracts to provide the Services (as applicable), and (2) U.S. Foodservice to use the Lockheed Martin Software, and the Lockheed Martin Machines during the applicable Term and upon expiration or termination of this Agreement.

          (18) "Consequential Damages" shall mean any indirect, incidental, punitive, special, or consequential damages or amounts for loss of income, profits, or savings.

          (19) "Contract Year" shall mean each 12-month period commencing on the Effective Date or the anniversary of the Effective Date during the Term.

          (20) "Critical Services" shall mean those Services set forth in
Exhibit 3 of this Agreement.

          (21) "Custom Software" shall mean (1) any modifications or enhancements to the U.S. Foodservice Software and (2) any software and related documentation developed by Lockheed Martin and Lockheed Martin Agents primarily to meet U.S. Foodservice's particular requirements or specifications. The Custom Software shall be identified as such and listed on Exhibit 7.

          (22)  Reserved

          (23) "Designated Fees" shall have the meaning set forth in Section
14.1.

          (24) "Designated Services" shall be as set forth in Section 4.1.

          (25) "Disaster" shall mean any event or situation including, without limitation, a Force Majeure Event, which (a) causes one or more of the Critical Services to be unavailable at the Service Location or (b) is generally referred to as a disaster in the insurance or information technology services industries.

          (26) "Effective Date" shall mean December 1, 1998.

          (27) "Expiration Date" shall mean December 1, 2003.

          (28) "Fees" shall mean the Designated Fees, Incremental Fees, and Additional Fees, collectively payable by U.S. Foodservice to Lockheed Martin pursuant to this Agreement.

          (29) "Force Majeure Event" shall mean any failure or delay caused by a party due to fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions in the United States, or any other similar cause beyond the reasonable control of such party and without the fault or negligence of such party; provided that such failure or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the nonperforming party through the use of alternate sources, workaround plans, or other means. Notwithstanding anything to the contrary, delays or failures in performance by Lockheed Martin which are caused by acts or omissions of third parties providing support or maintenance for Lockheed Martin Machines or Lockheed Martin Software shall not be considered a Force Majeure Event.

          (30) "Incremental Charges" shall mean the additional fees payable by U.S. Foodservice at the rates set forth in Exhibit 8 for increased use of the Designated Services, as further described in Exhibit 8.

          (31)  Reserved

          (32) "Incremental Fees" shall mean the Incremental Charges and the Incremental Credits, collectively.

          (33) "Indemnifying Party" shall mean the party to whom the Indemnified Party shall give notice of a claim that is covered by Section 24.1 or Section 24.2.

          (34) "Indemnified Party" shall mean the party who seeks indemnification under this Agreement.

          (35) "Key Employee(s)" shall mean the Project Staff members who are
(1) assigned to the key positions identified in Exhibit 4 of this Agreement and
(2) identified, and agreed upon, by the U.S. Foodservice Project Executive and the Lockheed Martin Project Executive (or pursuant to the dispute resolution procedures set forth in Article 20) as important to a particular Project.

          (36) "Licensed Software" shall have the meaning set forth in Section 10.5.

          (37)  Reserved

          (38) "Lockheed Martin" shall mean Lockheed Martin Corporation, a Maryland corporation, with a principal place of business in Orlando, Florida.

          (39)  Reserved

          (40) "Lockheed Martin Machines" shall mean those machines and equipment (1) owned or leased by Lockheed Martin prior to the Effective Date which are used in connection with the Services and (2) which Lockheed Martin owns or leases on or after the Effective Date for use in connection with the Services, including the Transferred Machines. The Lockheed Martin Machines shall be identified as such and listed on Exhibit 7.

          (41) "Lockheed Martin Project Executive" shall mean an individual who from the Agreement Date shall be in charge of Lockheed Martin's performance hereunder, and shall be the primary point of contact for U.S. Foodservice concerning each parties' obligations under this Agreement and the overall administration of the Agreement.

          (42)  Reserved

          (43) "Lockheed Martin Proprietary Software" shall mean the software and related documentation (1) owned by Lockheed Martin prior to the Effective Date which is used in connection with the Services, (2) of which Lockheed Martin acquires ownership on or after the Effective Date which is used in connection with the Services, and (3) is developed by or on behalf of Lockheed Martin after the Effective Date for use in connection with the Services that is not U.S. Foodservice Software. The Lockheed Martin Proprietary Software shall be identified as such and listed on Exhibit 7.

          (44) "Lockheed Martin Software" shall mean the Lockheed Martin Proprietary Software and the Lockheed Martin Third Party Software, collectively.

          (45) "Lockheed Martin Third Party Software" shall mean all software and related documentation licensed or leased from a third party by Lockheed Martin (1) prior to the Effective Date which will be used in connection with the Services and (2) on or after the Effective Date for use in connection with the Services, including the Transferred Third Party Software. The Lockheed Martin Third Party Software shall be identified as such and listed on Exhibit 7.

          (46) "Losses" shall mean all losses, liabilities, damages (including direct and Consequential Damages) and claims (including taxes), and all related costs and expenses including any and all attorneys' fees and costs of investigation, litigation, settlement, judgment, interest and penalties).

          (47) "Machines" shall mean the U.S. Foodservice Machines and the Lockheed Martin Machines, collectively.

          (48) "Management Committee" shall have the meaning set forth in
Section 9.6.

          (49)  Reserved

          (50) "Non-Custom Software" shall have the meaning set forth in Section 10.5.

          (51) "Performance Credit(s)" shall mean, in the event of a failure to provide the Services in accordance with the Service Levels, the performance credits incurred by Lockheed Martin to be applied against the Designated Fees identified in and according to the schedule set forth in Exhibit 3.

          (52) "Performance Goals" shall have the meaning set forth in Section 9.7.

          (53) "U.S. Foodservice Agents" shall mean the advisors, consultants, vendors, subcontractors and agents of U.S. Foodservice, but excluding Lockheed Martin, its employees, and Lockheed Martin Agents.

          (54) "U.S. Foodservice Confidential Information" shall mean all confidential or proprietary information of U.S. Foodservice's furnished to or obtained by U.S. Foodservice and/or Lockheed Martin, including U.S. Foodservice Customer Data, and all U.S. Foodservice Third Party Software and related documentation.

          (55) "U.S. Foodservice Customer Data" shall mean all data and information of U.S. Foodservice's customers furnished to or obtained by U.S. Foodservice and/or Lockheed Martin.

          (56) "U.S. Foodservice Customer Software " shall mean software, including software from third party vendors, provided to U.S. Foodservice whether through a lease, license or otherwise, by customers of U.S. Foodservice so that U.S. Foodservice can provide services to such customers.

          (57) "U.S. Foodservice Data" shall mean all data and information submitted to Lockheed Martin by U.S. Foodservice in connection with the Services, including data and information derived from that which is submitted to Lockheed Martin by U.S. Foodservice or U.S. Foodservice's customers.

          (58) "U.S. Foodservice Machines" shall mean those machines and equipment owned or leased by U.S. Foodservice on or after the Effective Date which are used in connection with the Services, including those machines and equipment set forth in Exhibit 7, excluding the Transferred Machines except as specifically contemplated by Section 10.4.

          (59) "U.S. Foodservice Proprietary Software" shall mean the Software owned by U.S. Foodservice other than Custom Software. The U.S. Foodservice Proprietary Software shall be identified as such and listed on Exhibit 7.

          (60) "U.S. Foodservice Project Executive" shall mean the individual who is appointed by U.S. Foodservice who will act as the primary point of contact for Lockheed Martin with respect to each party's obligations under this Agreement.

          (61)  Reserved

          (62) "U.S. Foodservice Software" shall mean the U.S. Foodservice Proprietary Software, the U.S. Foodservice Third Party Software and the Custom Software, collectively.

          (63) "U.S. Foodservice Third Party Software" shall mean the Software licensed or leased by U.S. Foodservice from a third party that will be used in connection with the Services, excluding the Transferred Third Party Software (except as specifically contemplated by Section 10). Unless the context otherwise requires, "U.S. Foodservice Third Party Software" also includes Customer Software. The U.S. Foodservice Third Party Software shall be identified as such and listed on Exhibit 7.

          (64) "Procedures Manual" shall have the meaning set forth in Exhibit
1.

          (65) "Project Executives" shall mean the Lockheed Martin Project Executive and the U.S. Foodservice Project Executive, collectively.

          (66)  Reserved

          (67) "Project Staff" shall mean personnel who are required to work under this Agreement.

          (68)  Reserved

          (69) "Retained Resources" shall mean the information technology assets retained by U.S. Foodservice that will be used in connection with the Services. The Retained Resources are identified as such and set forth on Exhibit 7.

          (70) "Retained Resources Agreements" shall mean the third party agreements in respect of the Retained Resources.

          (71) "Retained Resources Invoice(s) " shall mean each invoice or, when used in the plural, all invoices submitted to Lockheed Martin by third parties in connection with the Retained Resources.

          (72) "Services" shall mean the Designated Services and the Additional Services, collectively.

          (73) "Service Levels" shall mean Designated Service Levels and the Additional Service Levels, collectively as defined in Exhibit 3.

          (74) "Service Location" shall mean (1) the data center located in Beltsville, Maryland, until migration, the Mainframe will then be located in Orlando, Florida; (2) some work will be performed on the U.S. Foodservice site; and (3) any other locations agreed to in writing from time to time by U.S. Foodservice and Lockheed Martin in accordance with this Agreement.

          (75) "Software" shall mean U.S. Foodservice Software and Lockheed Martin Software, collectively. Unless the context otherwise requires, the term "Software," whether capitalized or not, includes all materials related thereto which may include, without limitation, documentation, flow charts, logic diagrams, source codes (provided, however, that the term "Software" only includes the source code if it is normally provided by the third-party vendor), object codes, and materials of any type whatsoever (tangible or intangible and machine or human readable), which incorporate or reflect the design, specifications, or workings of such software and any changes, additions or modifications provided through maintenance or enhancements.

          (78) "Systems" shall mean the Software and the Machines, collectively.

          (79) "Systems Software" shall mean all software used to provide the Services, including, but not limited to, the U.S. Foodservice Software and the Lockheed Martin Software.

          (80) "Term" shall have the meaning set forth in Section 3.1.

          (81) "Termination Assistance Services" shall mean the cooperation of Lockheed Martin with U.S. Foodservice in effecting the orderly transfer of the Services to U.S. Foodservice or to a third party, commencing no earlier than 6 months prior to the date of expiration or termination of this Agreement and continuing no longer than 12 months after the expiration or termination of this Agreement, during which Lockheed Martin shall provide Termination Assistance Services in accordance with this Agreement.

          (82) "Third Party Services" shall have the meaning set forth in
Section 10.

          (83) "Transferred Machines" shall mean the machines and equipment owned or leased by U.S. Foodservice that will be transferred to Lockheed Martin in accordance Section 10.

          (84) "Transferred Third Party Software" shall mean the Software licensed or leased by U.S. Foodservice from a third party that will be transferred to Lockheed Martin (or to which Lockheed Martin will be assigned the right to use for the benefit of U.S. Foodservice and/or its customers) in accordance with Section 10.

          (85) "Transition" shall have the meaning set forth in Section 7.4.

          (86) "Transition Acceptance Tests" shall have the meaning set forth in
Section 7.4.

          (87) "Transition Plan" shall have the meaning set forth in Section
7.4.

          (88) "Year 2000 Compliant" shall when applied to a software product/hardware component requires that component to accurately process date/time data (including, but not limited to calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries and the years 1999 and 2000 and leap year calculations, to the extent that other software products/hardware components (to include the operating system and environment) used in combination with it are likewise Year 2000 ready and properly exchange date/time data with it.


          Section 2.2  Headings

          The article and section headings and the table of contents are for reference and convenience only and shall not be considered in the interpretation of this Agreement.


          Section 2.3  Interpretation of Documents

          In the event of a conflict between this Agreement, a modification, an amendment and the terms of any of the Exhibits, the terms of this Agreement shall prevail unless noted otherwise.


                                   ARTICLE 3
                                     TERM

          Section 3.1  Agreement

          The term (the "Term") of this Agreement shall commence on the Effective Date and continue until the Expiration Date, unless this Agreement is otherwise extended or renewed pursuant to Section 3.2 or terminated earlier pursuant to Article 21.

          Section 3.2  Renewal

          During the time period which is 6 months before the Expiration Date, Lockheed Martin shall provide U.S. Foodservice proposed terms and conditions, including the pricing, for the renewal of this Agreement. If U.S. Foodservice elects to renew this Agreement, the terms and conditions of such renewal, including the pricing, shall be agreed upon by the parties not less than 2 months before the Expiration Date. If U.S. Foodservice desires to renew this Agreement, but the parties are unable to agree upon renewal terms and conditions as of sixty (60) days prior to the Expiration Date then, subject to the provisions of Section 3.3, this Agreement will expire at Expiration Date.

          Section 3.3  Extension Period

          Notwithstanding the failure of the parties to reach an agreement upon renewal terms and conditions as contemplated by Section 3.2, U.S. Foodservice may extend the term of this Agreement for up to six consecutive one-month periods (the "Extension Period") upon written notice to Lockheed Martin prior to the Expiration Date. U.S. Foodservice will be liable for any annual software renewals required to extend them past the original expiration date. The charges for such Extension Period shall not exceed by more than **** percent (****%) the charges in effect at the end of the initial term. If the parties are unable to reach agreement on renewal during the Extension Period, this Agreement will expire at the end of the Extension Period.

                                   ARTICLE 4
                              DESIGNATED SERVICES

          Section 4.1  Designated Services

          Commencing as of the Effective Date and continuing throughout the Term or as otherwise defined in Exhibit 1, Lockheed Martin shall provide services (1) described in Exhibit 1 of this Agreement and (2) otherwise identified in this Agreement as being part of the Designated Services and shall provide the reports described in Exhibit 2. All such services and reports shall be provided in accordance with the Performance Standards set forth in Exhibit 3.

          Section 4.2  Changes to the Designated Services

          Except as may be necessary on an emergency basis to maintain the continuity of the Designated Services, Lockheed Martin shall not, without U.S. Foodservice's prior consent, modify the then-current (1) composition or nature of the Designated Services identified in Exhibit 1 or (2) manner in which the Designated Services are to be provided or delivered.

          Section 4.3  Lockheed Martin Licenses and Permits

          As part of the Designated Services, Lockheed Martin is responsible for obtaining all necessary licenses, consents, approvals, permits, and authorizations required by applicable laws and regulations that are required to be obtained in order to perform the Services or to consummate the transactions contemplated by this Agreement. Lockheed Martin shall have financial responsibility for, and shall pay, all fees and taxes associated with obtaining such governmental licenses, authorizations and permits for services provided by Lockheed Martin. U.S. Foodservice shall reasonably cooperate with and assist Lockheed Martin in obtaining any such licenses, consents, approvals, permits, and authorizations.

          Section 4.4  New Releases and Versions of the Software

          As part of the Designated Services, Lockheed Martin shall keep U.S. Foodservice informed as to the Currentness of the Systems Software, including notifying U.S. Foodservice of new releases, versions, upgrades, enhancements and replacement software and will maintain vendor supported versions of all components of the Systems Software, unless otherwise instructed by U.S. Foodservice or otherwise agreed to by U.S. Foodservice and Lockheed Martin in accordance with Section 8.1 and 9.8.

          Section 4.5  Technology Developments

          Lockheed Martin shall use its best efforts to achieve a level of technology that is appropriate for the performance of the Services. In addition, Lockheed Martin will use due diligence to identify, evaluate and bring to U.S. Foodservice's attention new technologies that will enable U.S. Foodservice to maintain competitiveness in the markets served by U.S. Foodservice.

          Section 4.6  Changes in Law and Regulations

          Each party shall identify and notify the other party of changes in applicable laws and regulations and, as part of the Designated Services, Lockheed Martin shall identify the impact of such changes on its ability to perform and deliver the Services. Lockheed Martin, after consultation with U.S. Foodservice, shall promptly make any modifications to the Services as are reasonably necessary to perform and deliver the Services in accordance with the Service Levels as a result of such changes. Lockheed Martin shall be responsible for, and shall pay for, the cost of any such modification relating to Lockheed Martin's business. To the extent not included in the Designated Services, U.S. Foodservice shall pay for the cost of any such modification relating to U.S. Foodservice's businesses. All such modifications shall be effected through the Change Control Procedures.

          Section 4.7  Manufacturers' Warranties

          If, and when appropriate, upon request of U.S. Foodservice, as part of the Designated Services, Lockheed Martin shall, without limitation of any of U.S. Foodservice's other rights or remedies, pass through to U.S. Foodservice whenever such pass through is permitted, the manufacturer's or Lockheed Martin's warranty (or other remedial options) on all Machines, Software, or any installation or maintenance services provided in connection with such Machines or Software, and, in the event of any claim, cooperate fully with U.S. Foodservice in asserting such claim against the warrantor.

          Section 4.8  Machines

          As part of the Designated Services, Lockheed Martin shall provide additional Machines and replace or upgrade the Machines, including such additional Machines, replacements, and upgrades to such Machines as may be necessary for Lockheed Martin to perform the Services in accordance with the Service Levels. Lockheed Martin shall ensure that the Machines have the capacity necessary to provide commercially competitive service with commercially competitive response times.

          Section 4.9  Changes to Designated Fees

          Any disagreement between the parties with respect to any adjustments to the Designated Fees contemplated herein shall be resolved in accordance with the dispute resolution procedures set forth in Article 20.

          Section 4.10  Documentation

          Lockheed Martin will provide, as reasonably requested by U.S. Foodservice, documentation for the Systems Software. Documentation will be priced as defined in Exhibit 8.


                                   ARTICLE 5

          Reserved

                                   ARTICLE 6
                        SERVICE LEVELS AND BENCHMARKING

          Section 6.1  Service Levels

          Lockheed Martin shall provide the Designated Services at least at the Service Levels described in Exhibit 3.

          Section 6.2   Additional Services

          Lockheed Martin shall strive to provide any Additional Services authorized by U.S. Foodservice at the Performance Goals and shall provide the Additional Services at the Additional Services Service Level, if any, set forth in the Additional Services Schedule.

          Section 6.3  Reports

          As part of the Designated Services, Lockheed Martin shall provide the reports specified on Exhibit 2 to U.S. Foodservice in a form mutually agreed upon by the parties.

                                   ARTICLE 7
                   SERVICE LOCATION; FACILITIES; EMPLOYEES;
                     TRANSITION; EQUIPMENT; SUBCONTRACTORS

          Section 7.1  Service Location

          The Services shall be provided from the Service Location.

          Section 7.2  Facilities

          To enable Lockheed Martin to provide the Services, U.S. Foodservice agrees to provide ample facilities capable of supporting the on-site requirements dictated by the services offered in this contract.

          Section 7.3  Reserved

          Section 7.4   Reserved

          Section 7.5   Reserved

                                   ARTICLE 8
                              ADDITIONAL SERVICES

          Section 8.1  Additional Services

          U.S. Foodservice may from time to time, but is not required to, request that Lockheed Martin perform Additional Services. Lockheed Martin shall notify U.S. Foodservice within the time period specified in U.S. Foodservice's request, or if no time period is specified, promptly after receipt of U.S. Foodservice's request, as to whether Lockheed Martin desires to perform such Additional Service. If Lockheed Martin desires to perform such Additional Service, Lockheed Martin shall promptly provide U.S. Foodservice with an Additional Services Proposal which, in any event, will include pricing that is ****. In the event U.S. Foodservice elects to have Lockheed Martin perform the Additional Service, U.S. Foodservice and Lockheed Martin shall execute an Additional Services Schedule. Lockheed Martin shall not begin performing any Additional Service until an Additional Services Schedule has been executed by both designated parties. Lockheed Martin shall not modify, without U.S. Foodservice consent, (a) the composition of the Additional Services or (b) the manner in which the Additional Services are provided or delivered, except as may be necessary on a temporary basis to maintain the continuity of the Services. U.S. Foodservice and Lockheed Martin shall perform their respective responsibilities as required in the applicable Additional Services Schedule in connection with any Additional Services.

                                   ARTICLE 9
                           PROJECT TEAM; MANAGEMENT;
                     CHANGE CONTROL AND STRATEGIC PLANNING

          Section 9.1  Lockheed Martin Project Executive

          Lockheed Martin shall appoint a Lockheed Martin Project Executive. Lockheed Martin's appointment of any Lockheed Martin Project Executive shall be subject to U.S. Foodservice's consent. The Lockheed Martin Project Executive will always constitute a Key Employee for purposes of Section 9.3.

          Section 9.2  Reassignment or Termination

          If U.S. Foodservice reasonably and in good faith decides that any Lockheed Martin personnel (including Lockheed Martin Agents) should not continue in that position, U.S. Foodservice may then request reassignment of the Lockheed Martin personnel by giving Lockheed Martin notice of the request and the reasons therefor. To the extent that U.S. Foodservice's request relates to a good faith belief by U.S. Foodservice that the confidentiality provisions of this Agreement have been or may be violated, Lockheed Martin shall promptly remove the subject of the request from the Project Staff.

          Section 9.3  Key Employees

          By the Agreement Date, Lockheed Martin shall deliver to U.S. Foodservice the initial list of the Key Employees (Exhibit 4). Except for a replacement or reassignment of a Key Employee due to a reassignment waiver executed by U.S. Foodservice, Lockheed Martin shall (1) not reassign or replace any Key Employee identified by the U.S. Foodservice Project Executive and the Lockheed Martin Project Executive (or pursuant to the dispute resolution procedures set forth in Article 20) as important to a particular project prior to the time that such project is completed to the reasonable satisfaction of U.S. Foodservice or (2) only replace or reassign a Key Employee after notice to and agreement by U.S. Foodservice, which agreement by U.S. Foodservice will not be unreasonably withheld.

          Section 9.4  Conduct of Lockheed Martin Personnel

          While at the Service Location, Lockheed Martin, its employees, and Lockheed Martin Agents shall (1) comply with reasonable requests, standard rules and regulations of U.S. Foodservice regarding personal and professional conduct generally applicable to any such U.S. Foodservice service location and (2) otherwise conduct themselves in a businesslike manner. In the event U.S. Foodservice determines in good faith that a particular employee, or Lockheed Martin Agent is not conducting himself or herself in accordance with this
Section 9.4, U.S. Foodservice may provide Lockheed Martin with notice and documentation, in respect of such conduct. Upon receipt of such notice, Lockheed Martin shall promptly (1) investigate the matter and take appropriate action that may include (a)(i) removing him or her from the Project Staff, (ii) providing U.S. Foodservice with prompt notice of such removal, and (iii) replacing him or her with a similarly qualified individual; or (b) take other appropriate action to prevent a reoccurrence. In the event there are repeated violations of this Section 9.4 by a particular employee, or Lockheed Martin Agent, Lockheed Martin shall promptly remove him or her from the Project Staff.

          Section 9.5  U.S. Foodservice Project Executive

          U.S. Foodservice shall appoint a U.S. Foodservice Project Executive. U.S. Foodservice shall have the ability, in its sole discretion, to change from time to time the individuals who serve in such capacities so long as Lockheed Martin is informed within two business days of the change.

          Section 9.6  Management Committee

          Within 30 days of the Effective Date, U.S. Foodservice and Lockheed Martin shall each appoint at least one representative, in addition to the Lockheed Project Executive, U.S. Foodservice Project Executive to serve on a management committee (the "Management Committee"). The titles and experience of the Lockheed Martin representatives on the Management Committee shall be reasonably acceptable to U.S. Foodservice. U.S. Foodservice shall designate one of its representatives on the Management Committee to act as the chairperson of the Management Committee. The Management Committee shall be authorized and responsible for (1) advising with respect to U.S. Foodservice's strategic and tactical decisions with respect to the establishment, budgeting and implementation of U.S. Foodservice priorities and plans for information technology and (2) monitoring and resolving disagreements regarding the provision of the Services and the Service

Levels. Except as provided in Article 20, the Management Committee shall meet no less frequently than quarterly and more frequently as requested by either party. Any or all of U.S. Foodservice's members of the Management Committee may from time to time designate someone else to attend any such meeting on their behalf. The Management Committee shall have no authority to modify the Agreement without independent action by a duly authorized representative of each party.

          Section 9.7  Planning

          At least once each Contract Year, the Management Committee will review the agreed upon Service Levels and focus on, if applicable, U.S. Foodservice's reasonable business requirements, including its desire for any increase in the Service Levels and related capacity requirements, for the subsequent year, and any Lockheed Martin recommendations in accordance with Sections 8.1 and 9.8. If such review indicates (1) that the Service Levels need to be adjusted to meet such business requirements, and Lockheed Martin determines in its reasonable business judgment that, in order to meet such adjusted service levels, additional hardware, Software, data/telecommunications services or other items are needed (either as additions to, or replacements of, certain items within U.S. Foodservice's then existing information technology environment), or (2) that technology refreshes in the form of upgrades or otherwise in hardware, Software or other items would be appropriate or desirable, then U.S. Foodservice will determine whether it desires such additional items to be acquired. To the extent that such additional items are so acquired, the parties will mutually determine and agree on appropriate adjustments to the applicable Service Levels. In addition, if and to the extent that Lockheed Martin can demonstrate to the reasonable satisfaction of U.S. Foodservice that the then current Service Levels will, within a period of time reasonably estimated by Lockheed Martin, no longer be achievable due to the fact that certain hardware, Software or other items material to the operation of U.S. Foodservice's then existing information technology environment are (1) obsolete, (2) worn out, (3) incompatible with any upgraded technology in use at U.S. Foodservice, (4) no longer commercially supported by the applicable vendor, or (5) not reasonably sufficient to support U.S. Foodservice's increased business requirements, then U.S. Foodservice will determine whether it desires for such items to be replaced. As part of this planning process, U.S. Foodservice and Lockheed Martin shall consider and establish, if desired, Performance Goals ("Performance Goals") for Lockheed Martin. These Performance Goals are intended to capitalize on Lockheed Martin know-how and expertise, changes in technology, synergies and other similar factors to maximize the quality and value of the Services delivered hereunder. These Performance Goals may, but are not required to, provide for the sharing of benefits or other incentives for Lockheed Martin in the event such Performance Goals are met. The parties shall work together in good faith to establish any such Performance Goals.

          Section 9.8  Change Control

          All Changes shall be controlled using a formal change control process to be implemented by U.S. Foodservice and Lockheed Martin (the "Change Control Procedures"). As part of the Designated Services, Lockheed Martin shall deliver to U.S. Foodservice, for its review and approval, the Change Control Procedures to be set forth in the Procedures Manual. All Changes shall be made pursuant to the Change Control Procedures. The Change Control Procedures shall provide, at a minimum that:

          (1) No change shall be implemented without U.S. Foodservice's prior approval except as may be necessary on a temporary basis to maintain the continuity of the Services.

          (2) With respect to all Changes to the Software, Machines or Services, other than those made on a temporary basis to maintain the continuity of the Services, Lockheed Martin shall (a) schedule all projects and Changes so as not to interrupt U.S. Foodservice's business operations, (b) prepare and deliver to U.S. Foodservice each month a rolling schedule for ongoing and planned Changes for the next three-month period, and (c) monitor the status of Changes against the applicable schedule.

          (3) With respect to any Change to the Software, Machines or Services, made on a temporary basis to maintain the continuity of the Services, Lockheed Martin shall document and provide to U.S. Foodservice notification (which may be given orally provided that any oral notice must be confirmed in writing to U.S. Foodservice within three business days) of the Change no later than the next business day after the Change is made.

          (4) In the event of a conflict between the Change Control Procedures and the provisions of Article 20, the provisions of Article 20 shall prevail.

          (5) Whenever a Change is proposed, the party proposing the Change shall notify the other party in writing of its desire to implement the Change and shall provide available information with respect to the specifications for the Change, technical and cost justification for the Change, and desired implementation date. Upon receipt of such notice, U.S. Foodservice and Lockheed Martin shall assess the impact and desirability of the proposed Change, including as appropriate, an equitable adjustment to the Designated Fees.

          Lockheed Martin shall update the Change Control Procedures as and when appropriate, or upon the reasonable request of U.S. Foodservice, and shall duly consider for incorporation therein any reasonable comments or suggestions made by U.S. Foodservice. Lockheed Martin and U.S. Foodservice shall develop and follow interim change control procedures substantially similar to those followed by U.S. Foodservice as of the Effective Date until such time as Lockheed Martin delivers the Change Control Procedures pursuant to this Section 9.8.

          Section 9.9  Meetings

          The parties will mutually determine an appropriate set of periodic meetings to be held between representatives of U.S. Foodservice and Lockheed Martin. At U.S. Foodservice's request, Lockheed Martin representatives will physically attend such meetings. As appropriate, the notice pertaining to any meeting will generally state the topics to be discussed at such meeting.

          Section 9.10  Reserved

                                   ARTICLE 10
                               PROPRIETARY RIGHTS

          Section 10.1  U.S. Foodservice Proprietary Software.

          U.S. Foodservice warrants that it has the right to provide, at no cost to Lockheed Martin, and hereby grants to Lockheed Martin for the limited purpose of providing the Services, a nonexclusive, nontransferable, royalty-free license to the U.S. Foodservice Proprietary Software in order for Lockheed Martin to (1) have access to and to use, the U.S. Foodservice Proprietary Software called for in this agreement, (2) copy for archival purposes or as may otherwise be required by this Agreement, and (3) modify as required solely for the purposes of fulfilling Lockheed Martin's obligations as set forth in this Agreement; provided, however, Lockheed Martin may not modify, decompile, disassemble or otherwise reverse engineer the U.S. Foodservice Proprietary Software in any manner, without U.S. Foodservice's prior consent. As of the Effective Date, U.S. Foodservice shall, at no cost to Lockheed Martin, provide Lockheed Martin with a list and copies of all U.S. Foodservice Proprietary Software then currently in use by U.S. Foodservice. Upon termination of this Agreement for any reason, the rights granted to Lockheed Martin in this Article 10 shall revert to U.S. Foodservice consistent with the provisions of Exhibit 6 of this Agreement and Lockheed Martin shall, at no cost to U.S. Foodservice, (1) deliver to U.S. Foodservice a current copy of (a) the list of U.S. Foodservice Proprietary Software in use as of the date of such termination of this Agreement and (b) all of the U.S. Foodservice Proprietary Software in Lockheed Martin's possession on the Termination Date of this Agreement and (2) destroy or erase all other copies of the U.S. Foodservice Proprietary Software in the possession of Lockheed Martin unless otherwise instructed in writing by U.S. Foodservice.

          Section 10.2  U.S. Foodservice Third Party Software

          Except for the U.S. Foodservice Customer Software, which is addressed in Article 10, U.S. Foodservice shall use all commercially reasonable efforts so that as of the Effective Date, Lockheed Martin shall have for the limited purpose of providing the Services, a nonexclusive, nontransferable, royalty-free license to the U.S. Foodservice Third Party Software in order for Lockheed Martin to (1) have access to and to use, software of the type(s) called for in this Agreement, (2) copy for archival purposes or as may otherwise be required by this Agreement, and (3) modify as required solely for the purposes of fulfilling Lockheed Martin's obligations as set forth in this Agreement, provided, however, Lockheed Martin may not modify, decompile, disassemble or otherwise reverse engineer the U.S. Foodservice Third Party Software in any manner, without U.S. Foodservice's prior consent. As of the Effective Date, U.S. Foodservice shall, at no cost to Lockheed Martin, provide Lockheed Martin with a list and copies of all U.S. Foodservice Third Party Software then currently in use by U.S. Foodservice. Upon termination of this Agreement for any reason, the rights granted to Lockheed Martin in this Article 10 shall revert to U.S. Foodservice consistent with the provisions of Exhibit 6, of this Agreement and Lockheed Martin shall, at no cost to U.S. Foodservice, (1) deliver to U.S. Foodservice a current copy of (a) the list of U.S. Foodservice Third Party Software in use as of the date of such termination of this Agreement and (b) all of the U.S. Foodservice Third Party Software in Lockheed Martin's possession on the Termination Date of this Agreement and (2) destroy or erase all other copies of the U.S. Foodservice Third Party Software in the possession of Lockheed Martin unless otherwise instructed in writing by U.S. Foodservice.

          Section 10.3  U.S. Foodservice Customer Software

          U.S. Foodservice shall use all commercially reasonable efforts so that as of the Effective Date, Lockheed Martin shall be able to use the U.S. Foodservice Customer Software to the extent necessary to perform the Services.

          Section 10.4  Lockheed Martin Software

          Except as otherwise provided in this Agreement, all software and related documentation listed in Exhibit 7 that are developed, licensed, or otherwise acquired by or for Lockheed Martin in connection with the Services provided hereunder to U.S. Foodservice on or after the Effective Date and during the term of this Agreement shall be and shall remain the exclusive property of Lockheed Martin, and U.S. Foodservice shall have no rights or interests in the Lockheed Martin Software except as provided herein and in Exhibit 6 of this Agreement. Except for the Transferred Third Party Software, Lockheed Martin warrants that it has the right to utilize the Lockheed Martin Software to perform the Services as contemplated by this Agreement.

          Section 10.5  Custom and Non-Custom Software

          With respect to Custom Software, such Custom Software shall be regarded as work-made-for-hire and any such material shall, upon creation, be owned and funded exclusively by U.S. Foodservice. To the extent that any such material, under applicable law, may not be considered works made for hire, Lockheed Martin (1) hereby assigns and transfers to U.S. Foodservice the ownership of all rights, title and interests in such works and materials (including copyrights, whether published or unpublished, and patents thereto);
(2) waives any rights or claims to such materials and works, including without limitation any rights or claims to moral rights or rights of paternity and integrity thereto; and (3) will execute all documents which U.S. Foodservice may require to secure and/or confirm U.S. Foodservice's rights, titles and interests hereunder. U.S. Foodservice hereby grants Lockheed Martin during the term a non-exclusive, non-transferable right to use, copy, perform, modify, amend, and update the Custom Software, and to produce derivative works therefrom, in accordance with this Agreement for the benefit of U.S. Foodservice. As part of the Designated Services, Lockheed Martin shall deliver to U.S. Foodservice, upon U.S. Foodservice's request, a copy of the Custom Software (including related source code). Upon the expiration of this Agreement or the termination of this Agreement for any reason, the rights granted to Lockheed Martin in this Section
10.6 shall immediately revert to U.S. Foodservice and Lockheed Martin shall (1) deliver to U.S. Foodservice, at no cost to U.S. Foodservice, a current copy of all such Custom Software in the form in use as of the date of such expiration or termination and (2) erase or destroy all other copies of the Custom Software in Lockheed Martin's possession. With respect to software that is not developed primarily to meet U.S. Foodservice's particular requirements or specifications ("Non-custom Software"), such Non-custom Software shall not be regarded as work-made-for-hire, and no copyright shall be transferred to U.S. Foodservice other than a license to use the Non-custom Software, in accordance with this Section 10.5.

          Section 10.6  Changes and Upgrades to Software

          Except as may be approved in advance by U.S. Foodservice, Lockheed Martin may not make any changes or modifications to the U.S. Foodservice Software. Except as may be approved by U.S. Foodservice, any changes or modifications to the Lockheed Martin Software made by Lockheed Martin pursuant to this Agreement shall not have an adverse impact on the functionality or performance of the Systems except as may be necessary on an emergency basis to maintain the continuity of the Services. Lockheed Martin shall be responsible, at no cost to U.S. Foodservice, for any modification or enhancement to, or substitution for, the Software used in connection with the Services necessitated by (1) unauthorized changes by Lockheed Martin to the U.S. Foodservice Software or (2) changes to the Systems Software or related operating environments.

          Section 10.7  Software Purchased by Lockheed Martin

          Lockheed Martin may purchase software from time to time under this Agreement for use in providing the Designated Services. As part of the Designated Services, Lockheed Martin shall make available to U.S. Foodservice such software for use by U.S. Foodservice in connection with the Services.

          Section 10.8  Infringement

          In the event that the Services, the Lockheed Martin Software, or any code or materials created or used under this Agreement by Lockheed Martin that is contained in the Custom Software is found to be infringing upon the proprietary rights of a third party, Lockheed Martin shall, at its own expense
(1) obtain the right to use the infringing material, (2) modify the software or material so that it is no longer infringing, or (3) obtain and install functionally similar software or materials that are not infringing.

          Section 10.9  Documentation

          All documentation, written materials, work papers, configurations, manuals (including the Procedures Manual and the Change Control Procedures), and other work product prepared by or on behalf of or otherwise used by Lockheed Martin or Lockheed Martin Agents in connection with providing the Designated Services shall be made available to U.S. Foodservice on a non-exclusive basis. All documentation with respect to U.S. Foodservice Software shall be and will remain the property of U.S. Foodservice.

          Section 10.10  Cooperation Upon Divestiture

          In the event of a divestiture of any business or business unit of U.S. Foodservice, Lockheed Martin shall cooperate with U.S. Foodservice with respect to, and shall not unreasonably withhold or delay consent to, Lockheed Martin's transfer of any license or right to use Software or Lockheed Martin proprietary or third party tools to the buyer or any other person or entity obtaining the business or business unit.

          Section 10.11  Support/Source Code

          With respect to all Software used in providing the Services, except for the U.S. Foodservice Software, Lockheed Martin shall keep in full force and effect maintenance and support agreements relating to such software.

                                   ARTICLE 11
                            DATA RECORDS AND REPORTS

          Section 11.1  U.S. Foodservice Data

          All U.S. Foodservice Data is and shall remain the property of U.S. Foodservice. U.S. Foodservice will provide instructions to Lockheed Martin from time to time concerning U.S. Foodservice Data. The U.S. Foodservice Data shall not without U.S. Foodservice's prior consent be (1) used by Lockheed Martin or Lockheed Martin Agents other than in connection with providing the Services, (2) disclosed, copied, sold, assigned, leased, or otherwise provided to third parties by Lockheed Martin or Lockheed Martin Agents, or (3) commercially exploited by or on behalf of Lockheed Martin or Lockheed Martin Agents. All U.S. Foodservice Data processed by or stored in the System shall be kept confidential and shall not be disclosed to anyone except employees of Lockheed Martin, and Lockheed Martin Agents who have a "need to know" the same in order to further or facilitate the performance of the Services and who are legally bound to respect the confidentiality thereof

          Section 11.2  Correction of Errors

          As part of the Designated Services, Lockheed Martin shall promptly correct at U.S. Foodservice's request and sole discretion any errors or inaccuracies in the U.S. Foodservice Data and any reports excluding Software Development and Maintenance caused by Lockheed Martin or Lockheed Martin Agents and such correction shall not limit any other remedies that U.S. Foodservice may be entitled to under this Agreement or at law Notwithstanding the foregoing, Lockheed Martin shall not make any changes to the U.S. Foodservice Data without U.S. Foodservice's prior approval. U.S. Foodservice is responsible for (1) the accuracy and completeness of the U.S. Foodservice Data and (2) any errors or inaccuracies in and with respect to data obtained from Lockheed Martin because of any inaccurate or incomplete U.S. Foodservice Data.

          Section 11.3  Access to and Return of Data

          At any time and from time to time, as part of the Designated Services, U.S. Foodservice shall be entitled to obtain any and all U.S. Foodservice Data and U.S. Foodservice Customer Data which U.S. Foodservice may request, in any supported format or media. To the extent that U.S. Foodservice requests such data in a format or media that is different from that currently in use under this Agreement, U.S. Foodservice and Lockheed Martin shall mutually agree upon appropriate compensation for Lockheed Martin for the provision of such data in the requested format or media, provided that, in any event, such pricing will be ****, including any conversion or interface format information, or similar type information, that U.S. Foodservice may request or require. At no cost to U.S. Foodservice, Lockheed Martin shall upon U.S. Foodservice's request at any time before the cessation of the Termination Assistance Services pursuant to this Agreement, (1) promptly return to U.S. Foodservice, in the format and on the media requested by U.S. Foodservice, all or the portion requested of the U.S. Foodservice Data and
(2) erase or destroy all or a portion of U.S. Foodservice Data in Lockheed Martin's possession prior to the cessation of the Termination Assistance Services. Archival records containing any U.S. Foodservice Data shall be maintained in accordance with U.S. Foodservice's past practice or as such practice is modified in the Procedures Manual and shall be used solely for backup purposes and shall be returned or destroyed.

          Section 11.4  Reserved

                                   ARTICLE 12
                                    CONSENTS

          Each party shall be responsible for obtaining and bearing the costs associated with their own Consents. U.S. Foodservice and Lockheed Martin shall cooperate with one another in obtaining the Consents. Lockheed Martin and U.S. Foodservice shall assist one another with the obtaining of consents including, but not limited to, those relating to Software and Machines.

                                   ARTICLE 13
                        FORCE MAJEURE; DISASTER RECOVERY

          Section 13.1  Force Majeure

          Any failure or delay by U.S. Foodservice or Lockheed Martin in the performance of its obligations pursuant to this Agreement shall not be deemed a default of this Agreement or a ground for termination hereunder (except as otherwise provided in this Article 13) to the extent such failure or delay is a Force Majeure Event. The occurrence of a Force Majeure Event does not limit or otherwise affect Lockheed Martin's obligation to provide either normal recovery procedures or any disaster recovery services described in this Article 13. The occurrence of a Force Majeure Event in respect of another customer of Lockheed Martin does not constitute a Force Majeure Event under this Agreement except to the extent such customer and U.S. Foodservice experience the same Force Majeure event at a site shared by U.S. Foodservice and such customer. The party delayed by a Force Majeure Event shall immediately notify the other party by telephone (to be confirmed in a written notice within **** hours of the inception of such delay) of the occurrence of a Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event and the party whose performance is delayed or suspended shall use its best efforts to resume performance of its obligations hereunder as soon as feasible. If any Force Majeure Event prevents, hinders, or delays performance of any Service necessary for the performance of Critical Services for more than **** hours, U.S. Foodservice may, upon notice to Lockheed Martin, procure the Services from an alternate source. U.S. Foodservice shall be excused from paying any fees for services which Lockheed Martin is unable to render during such Force Majeure Event and Lockheed Martin shall be liable to U.S. Foodservice for the amount by which the sum of U.S. Foodservice's payments to such alternate source and to Lockheed Martin with respect to services rendered in such Force Majeure Event period exceed what U.S. Foodservice would have paid Lockheed Martin during such period for the provision of the Services under this Agreement. If any Force Majeure Event prevents, hinders or delays performance of the Services necessary or the performance of Critical Services for more than ****, U.S. Foodservice may terminate this

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Agreement (without regard to any cure rights that Lockheed Martin might otherwise have under this Agreement) without limitation as to any other remedies that U.S. Foodservice may be entitled to under this Agreement or at law. The occurrence of a Force Majeure Event does not limit or otherwise affect Lockheed Martin's obligation to provide either normal business continuation procedures or any other disaster recovery services as described in Article 13.3.

          Section 13.2  Allocation of Resources

          Whenever a Force Majeure Event causes Lockheed Martin to allocate limited resources between or among Lockheed Martin's customers and affiliates, U.S. Foodservice shall receive at least the same priority in respect to such allocation as any of Lockheed Martin's other customers receiving substantially similar services and Lockheed Martin's affiliates.

          Section 13.3  Disaster Recovery

          As part of the Designated Services, Lockheed Martin shall (1) as soon as practicable prior to the Effective Date submit to U.S. Foodservice for its approval and, upon U.S. Foodservice's approval, implement a detailed Disaster recovery plan for fulfillment of Lockheed Martin's obligations set forth in
Exhibit 1a, Attachment 1, Clause 7 with respect to U.S. Foodservice's operations, (2) update the Disaster recovery plan as appropriate, (3) Exercise the current disaster recovery plan and report on adjustments required within the plan annually, (4) implement the Disaster recovery plans upon the declaration of a Disaster by either party and (5) have a contract with a provider of backup processing services during the Term. Until such time as the Disaster recovery plan is approved by U.S. Foodservice, as part of the Designated Services, Lockheed Martin shall keep in place the U.S. Foodservice disaster recovery plan in effect as of the Effective Date. The purpose of the Disaster recovery plan is to protect U.S. Foodservice in the event of a Disaster. As part of the Designated Services, Lockheed Martin shall at least once each Contract Year, update and test the operability of the Disaster recovery plan in effect at that time and in the event of a Disaster, shall implement the procedures set forth in the Disaster Recovery Plan. The Disaster recovery plan shall identify a backup facility or facilities that can provide the Services in the event of a Disaster (the "Backup Facility"). The Backup Facility shall be sufficiently distant from the Service Location so that a single event would not compromise the Service Location and the Backup Facility simultaneously. In the event (1) Backup Facilities (e.g., operating systems) are not operational within **** hours of the declaration of a Disaster by either party, (2) Critical Services are not operational within **** hours of the declaration of a Disaster or (3) Critical Services are not provided in accordance with the Service Levels within **** hours of the declaration of a Disaster, U.S. Foodservice may terminate the Agreement (without regard to any cure rights that Lockheed Martin might otherwise have under this Agreement) without limitation as to any other remedies that U.S. Foodservice may be entitled to under this Agreement or at law. If the Designated Services under this Agreement are not available to U.S. Foodservice within this time period, or if the Designated Services are provided by Lockheed Martin's disaster recovery provider for more than ****, U.S. Foodservice may terminate this Agreement without penalty upon written notice to Lockheed Martin specifying the termination date in accordance with Section 21.2. In addition, if U.S. Foodservice operations are adversely affected as a result of a material degradation in service levels during the period in which Services are provided by Lockheed Martin disaster recovery provider, there shall be an equitable adjustment to Lockheed Martin's charges under this Agreement for such period. Lockheed Martin shall demonstrate to U.S. Foodservice's satisfaction that the Critical Services can run at current transaction rates and schedules and at the Service Levels at the Backup Facility. As part of the Designated Services, the Disaster recovery plan shall provide that access from
                                      -22-
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U.S. Foodservice's locations to the Backup Facility shall be through direct data communications links (the number of access lines will be agreed upon) and will not pass through the primary data center complex. Lockheed Martin shall maintain throughout the Term, a backup power supply system to guard against electrical outages.

                                   ARTICLE 14
                                    PAYMENTS

          Section 14.1  Designated Fees

          In consideration of Lockheed Martin providing the Designated Services, U.S. Foodservice shall pay to Lockheed Martin the Designated Fees per Exhibit 8. For purposes of this Agreement, "as part of the Designated Services" means that such services or deliverables are included in the Designated Fees.

          Section 14.2  ****

          ****

          Section 14.3  Additional Services Fees

          In consideration of Lockheed Martin providing the Additional Services, U.S. Foodservice shall pay to Lockheed Martin the Additional Services Fees,
****.

          Section 14.4  Expenses

          All expenses relating to the Designated Services shall be reimbursed according to the provisions in Exhibit 8.

          Section 14.5  Proration

          All periodic fees or charges under this Agreement are to be computed on a calendar month basis and shall be prorated on a per diem basis for any partial month.

          Section 14.6  Unused Credits

          Any unused credits against future payments owed to either party by the other pursuant to this Agreement shall be paid to the applicable party within 30 days of the expiration or termination of this Agreement for any reason.

          Section 14.7  Performance Credits

          In the event Lockheed Martin fails to meet any of the Service Levels applicable to the Critical Services, Lockheed Martin shall pay to U.S. Foodservice the applicable Performance Credits in accordance with Exhibit 8,
Section III(5). The Performance Credits represent negotiated amounts on the basis of reduced service levels and shall not be deemed or construed as a measure of damages. Any performance credit shall be made without limitation of any of U.S. Foodservice's other rights or remedies. In addition to the above, Lockheed Martin and Lockheed Martin Agents shall cooperate with U.S. Foodservice, its customers, licensees and others to respond to U.S. Foodservice and others complaints or concerns in connection with Lockheed Martin's performance or non-performance of Services under this Agreement and shall effectuate a prompt work around or other solution to the extent necessary to address these concerns satisfactorily.

          Section 14.8  Offsets

          U.S. Foodservice may set off any amounts owed to U.S. Foodservice as a credit against the Fees payable by U.S. Foodservice to Lockheed Martin. Lockheed Martin may set off any amounts owed to U.S. Foodservice as a credit against any amounts payable to U.S. Foodservice. Any such offsets shall be preceded by a notice to the other party with the details of the setoff end a general statement of the reason for it.

          Section 14.9  Adjustment for Cost Savings From Technological
     Advancements

          If technology changes materially reduce Lockheed Martin's costs in providing the Services to U.S. Foodservice, Lockheed Martin shall promptly notify U.S. Foodservice of such reduction and shall renegotiate this Agreement in good faith to share the benefit of those reduced costs with U.S. Foodservice. In the event that Lockheed Martin's charges to U.S. Foodservice are reduced pursuant to this Section based on an expectation of future cost savings to Lockheed Martin from technology changes and such expected future cost savings do not materialize, Lockheed Martin's charges will be subject to further equitable adjustment, as agreed to by the parties, to account for the cost savings which do not materialize.

                                   ARTICLE 15
                         PAYMENT SCHEDULE AND INVOICES

          Section 15.1  Designated Fees

          Lockheed Martin shall provide U.S. Foodservice with an invoice for the Designated Fees on or before the tenth day of the month for each month in which the Designated Services are to be provided.

          Section 15.2  Detailed Invoices

          Lockheed Martin shall provide invoices with sufficient detail as reasonably requested by U.S. Foodservice in order to permit reconciliation of the fees charged.

          Section 15.3  Time of Payment

          Any sum due Lockheed Martin pursuant to this Agreement for which payment is not otherwise specified shall be due and payable 30 days after receipt by U.S. Foodservice of an invoice from Lockheed Martin.

          Section 15.4  Special Payments

          Notwithstanding the payment provisions of Sections 15.1 and 15.3, Lockheed Martin will submit to U.S. Foodservice not later than the twentieth day in December of each calendar year an operational fee invoice for services performed in December. U.S. Foodservice agrees to receive, accept, and make payment to Lockheed Martin for such invoice prior to December 31 of each respective calendar year.

          Section 15.5  Late Payments

          Any sum due Lockheed Martin pursuant to this Agreement that is not paid within 5 days of the date on which payment is due shall bear interest from the expiration of such 5-day grace period until the date such sum is paid at the lesser of 1 percent per month or the maximum rate of interest allowed by applicable law.

          Section 15.6  Method of Payment

          Lockheed Martin will provide U.S. Foodservice bank routing information. All payments are to be via Electronic Funds Transfer, unless otherwise agreed to in writing by the parties.

                                   ARTICLE 16
                                     TAXES

          (1) The fees paid to Lockheed Martin are inclusive of any applicable sales, use, or other taxes attributable to periods on or after the applicable Effective Date based on or measured by Lockheed Martin's cost in acquiring or providing equipment, materials, supplies, or services furnished or used by Lockheed Martin in performing or furnishing the Services. All use taxes, if any, due on Lockheed Martin Machines and Lockheed Martin Software and sales or use tax, if any, due on Lockheed Martin's purchase of assets and assumption of liabilities from U.S. Foodservice hereunder are the responsibility of Lockheed Martin.

          (2) In the event that a sales tax or any other tax is assessed which U.S. Foodservice is legally obligated to pay as a consumer of the Services, however levied or assessed, the parties will each be responsible for payment of fifty percent (50%) of any such tax. Lockheed Martin shall inform U.S. Foodservice immediately upon its receipt of notice of any kind that any such sales, use, excise or service tax is due or has been assessed on the provision of the Services. In such event, Lockheed Martin and U.S. Foodservice shall jointly determine whether any such tax or assessment shall be paid, compromised, litigated or appealed and shall jointly determine appropriate matters with respect to procedure, compromise, defense, or appeal or any other aspects of any such tax or assessment concerning its liability.

          (3) In the event any taxes are assessed, including a gross up thereon, on the provision of the Services resulting from either party relocating or rerouting the delivery of Services at a requesting party's direction to, from, or through a location other than the Service Location used to provide the Services as of the Effective Date, such taxes shall be paid by the requesting party. The parties acknowledge and agree that the proposed relocation of the Services to Lockheed Martin's Orlando, Florida data center is at Lockheed Martin's request and direction.

          (4) U.S. Foodservice and Lockheed Martin each shall bear sole responsibility for all taxes, assessments, and other real property related levies on their respective owned or leased real property.

          (5) U.S. Foodservice and Lockheed Martin shall cooperate to segregate the Fees into the following separate payment streams for sales tax purposes: (a) those for taxable Services; (b) those for nontaxable Services; (c) those for which a sales, use, or other similar tax has already been paid; and (d) those for which Lockheed Martin functions merely as a paying agent for U.S. Foodservice in receiving goods, supplies, or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax.

          (6) U.S. Foodservice and Lockheed Martin shall reasonably cooperate with each other to more accurately determine each party's tax liability and to minimize such liability to the extent legally permissible. In addition, the parties shall cooperate with one another to prorate taxes, or otherwise provide appropriate credit, as required to properly reflect the provisions contained herein.

          (7) U.S. Foodservice and Lockheed Martin shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials, or services, and other exemption certificates or information reasonably requested by either party.

                                   ARTICLE 17
                                  AUDIT RIGHTS

          Section 17.1  Fees

          Upon reasonable notice from U.S. Foodservice, Lockheed Martin shall provide U.S. Foodservice and U.S. Foodservice's Agents with access to such financial records and supporting documentation as may be reasonably requested by U.S. Foodservice and U.S. Foodservice may audit the Fees charged to U.S. Foodservice to determine that such Fees are accurate and in accordance with this Agreement.

          Section 17.2  Other Audits and Inspections

          U.S. Foodservice shall be entitled to audit and inspect the Services and facilities being provided pursuant to this Agreement by Lockheed Martin with five (5) days notice and inspection to be conducted during normal working hours; provided, however, that U.S. Foodservice shall not be entitled to audit or inspect (a) services and facilities that have no impact on U.S. Foodservice's data or processing, (b) data or information of other customers of Lockheed Martin, or (c) (except as provided pursuant to Section 17.1) financial,
                                               ------------
personnel or similar records of Lockheed Martin. Such audits and inspections will include, as appropriate, audits of (i) application and operating systems,
(ii) operating software maintenance practices and procedures, (iii) general controls and security practices and procedures, and (iv) disaster recovery and back-up procedures. Lockheed Martin will provide to such auditors and inspectors as U.S. Foodservice designates in writing reasonable access to the Lockheed Martin facilities at which Lockheed Martin is performing the Services, to Lockheed Martin's personnel, to the U.S. Foodservice data, and to reasonable related documentation for the purpose of performing such audits and inspections. Lockheed Martin will provide to such auditors and inspectors such assistance that they reasonably require in connection therewith, including installing and operating audit software. The parties will review any report of U.S. Foodservice's auditors and work together in good faith to mutually agree on any appropriate adjustments to Lockheed Martin's operating practices and procedures.

          Section 17.3  Record Retention

          As part of the Designated Services, Lockheed Martin shall (1) retain records and supporting documentation sufficient to document the Services and the Fees paid or payable by U.S. Foodservice under this Agreement in accordance with all laws and regulations applicable to U.S. Foodservice or its customers and (2) upon notice from U.S. Foodservice, provide U.S. Foodservice and U.S. Foodservice Agents with reasonable access to such records and documentation.

          Section 17.4  Overcharges/Undercharges

          If any audit or examination reveals that Lockheed Martin's invoices for the audited period have resulted in any overcharge to U.S. Foodservice, Lockheed Martin shall promptly reimburse U.S. Foodservice for the amount of any overcharge, implement measures to prevent reoccurrence and, if the overcharge exceeds amounts due hereunder by ten percent (10%) or more, promptly reimburse U.S. Foodservice for the cost of the audit. If any audit or examination reveals that Lockheed Martin's invoices for the audited period have resulted in any undercharge to U.S. Foodservice, U.S. Foodservice shall promptly pay Lockheed Martin for the amount of any undercharge to the extent, if any, that the amount of such undercharge exceeds the cost of the audit.

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                                   ARTICLE 18
                                CONFIDENTIALITY

          Section 18.1  General Obligations

          All Confidential Information relating to a party shall be held in confidence by the other party. Neither party shall disclose, publish, release, transfer, or otherwise make available Confidential Information of the other party in any form to, or for the use or benefit of, any person or entity without the other party's consent. Each party shall, however, be permitted to disclose relevant aspects of the other party's Confidential Information to its officers, agents, subcontractors, and employees and to the officers, agents, subcontractors, and employees of its corporate affiliates or subsidiaries to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that such party shall take all necessary measures to ensure that Confidential Information of the other party is not disclosed, duplicated or used in contravention of the provisions of this Agreement by such officers, agents, subcontractors, and employees. The obligations in this Article 18.1 shall not apply with respect to information that (1) is developed by the other party without violating the disclosing party's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by such party without an obligation of confidentiality other than pursuant to this Agreement or any confidentiality agreements entered into before the Effective Date between U.S. Foodservice and Lockheed Martin, or (5) is rightfully received by a party free of any obligation of confidentiality.

          Section 18.2  U.S. Foodservice Confidential Information

          All U.S. Foodservice Confidential Information shall be held in confidence by Lockheed Martin. Lockheed Martin shall not disclose, publish, release, transfer, or otherwise make available U.S. Foodservice Confidential Information in any form to, or for the use or benefit of, any person or entity. Lockheed Martin shall, however, be permitted to disclose relevant aspects of the U.S. Foodservice Confidential Information to its employees and Lockheed Martin Agents to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that Lockheed Martin shall take all necessary measures to ensure that U.S. Foodservice Confidential Information is not disclosed, duplicated or used in contravention of the provisions of this Agreement by such employees or Lockheed Martin Agents. The obligations in this Article 18.2 shall not apply with respect to information that (1) is developed by Lockheed Martin without violating the U.S. Foodservice's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by Lockheed Martin without an obligation of confidentiality other than pursuant to this Agreement or any confidentiality agreements entered into before the Effective Date between U.S. Foodservice and Lockheed Martin, or (5) is rightfully received by a party free of any obligation of confidentiality.

          Section 18.3  Legal Action

          Lockheed Martin shall (1) notify U.S. Foodservice promptly of any material unauthorized possession, use, or knowledge, or attempt thereof, of the U.S. Foodservice Confidential Information by any person or entity that may become known to Lockheed Martin, (2) promptly furnish to U.S. Foodservice full details of the unauthorized possession, use, or knowledge, or attempt thereof, and use reasonable efforts to assist U.S. Foodservice in investigating or preventing the recurrence of any unauthorized possession, use, or knowledge, or attempt thereof, of U.S. Foodservice Confidential Information or the U.S. Foodservice Confidential Information, (3) use reasonable efforts to cooperate with U.S. Foodservice in any litigation and investigation against third parties deemed necessary by U.S. Foodservice to protect its proprietary rights, and (4) promptly use all reasonable efforts to prevent a recurrence of any such unauthorized possession, use, or knowledge of U.S. Foodservice Confidential Information or U.S. Foodservice Confidential Information. U.S. Foodservice shall
(1) notify Lockheed Martin promptly of any material unauthorized possession, use, or knowledge, or attempt thereof, of the Lockheed Martin Confidential Information by any person or entity that may become known to U.S. Foodservice,
(2) promptly furnish to Lockheed Martin full details of the unauthorized possession, use, or knowledge, or attempt thereof, and use reasonable efforts to assist Lockheed Martin in investigating or preventing the recurrence of any unauthorized possession, use, or knowledge, or attempt thereof, of Lockheed Martin Confidential Information, (3) use reasonable efforts to cooperate with Lockheed Martin in any litigation and investigation against third parties deemed necessary by Lockheed Martin to protect its proprietary rights, and (d) promptly use all reasonable efforts to prevent a recurrence of any such unauthorized possession, use, or knowledge of Lockheed Martin Confidential Information. Each party shall bear the costs it incurs as a result of compliance with this Section 18.3.

          Section 18.4  Reserved

          Section 18.5  Disclosure Protection

          The obligations in this Article 18 shall not restrict any disclosure by either party pursuant to any applicable law, or by order of any court or government agency provided that the disclosing party shall give prompt notice to the nondisclosing party of any such proposed disclosure and the nondisclosing party will be given as much time as possible before disclosure to seek a protective order or other appropriate relief. The disclosing party shall cooperate with the nondisclosing party's efforts to preclude, quash, limit, or impose protective orders on such disclosure or with respect to any other appropriate action taken by the nondisclosing party. In addition, U.S. Foodservice or its Affiliates may file this Agreement with the Securities and Exchange Commission in the event that U.S. Foodservice determines in good faith that such disclosure is required.

                                   ARTICLE 19
                    REPRESENTATIONS AND WARRANTIES; COVENANT

          Section 19.1  U.S. Foodservice

          U.S. Foodservice represents and warrants that:

          (l) It is a corporation duly incorporated, validly existing, and in good standing under the laws of Delaware.

          (2) It has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement.

          (3) U.S. Foodservice is duly licensed, authorized, or qualified to do business and is in good standing in every jurisdiction in which a license, authorization, or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it except where the failure to be so licensed, authorized, or qualified would not have a material adverse effect on U.S. Foodservice's ability to fulfill its obligations under this Agreement.

          (4) The execution, delivery, and performance of this Agreement have been duly authorized by U.S. Foodservice.

          (5) U.S. Foodservice shall comply with all applicable federal, state, and local laws and regulations applicable to U.S. Foodservice and shall obtain all applicable permits and licenses required of U.S. Foodservice in connection with its obligations under this Agreement.

          (6) U.S. Foodservice has not disclosed any Lockheed Martin Confidential Information in breach of this Agreement.

          (7) The U.S. Foodservice Proprietary Software does not and will not infringe upon the proprietary rights of any third party (except such infringements as may result from modifications by Lockheed Martin or Lockheed Martin Agents).

          Section 19.2  Lockheed Martin

          Lockheed Martin represents and warrants that:

          (1) It is a corporation duly incorporated, validly existing, and in good standing under the laws of Maryland.

          (2) It has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement.

          (3) Lockheed Martin is duly licensed, authorized, or qualified to do business and is in good standing in every jurisdiction in which a license, authorization, or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it except where the failure to be so licensed, authorized, or qualified would not have a material adverse effect on Lockheed Martin's ability to fulfill its obligations under this Agreement.

          (4) The execution, delivery, and performance of this Agreement have been duly authorized by Lockheed Martin.

          (5) Lockheed Martin shall comply with all applicable federal, state, and local laws and regulations applicable to Lockheed Martin and shall obtain all applicable permits and licenses required of Lockheed Martin in connection with its obligations under this Agreement.

          (6) Lockheed Martin has not disclosed any U.S. Foodservice Confidential Information or U.S. Foodservice Confidential Information in breach of this Agreement.

          (7) The Lockheed Martin Proprietary Software does not and will not, and the Custom Software and the Services will not, infringe upon the proprietary rights of any third party.

          (8) It is either the owner or authorized by the owner of the Lockheed Martin Machines to use such Lockheed Martin Machines in accordance with the terms of this Agreement.

          (9) There is no suit, action, arbitration or other legal or administrative proceeding or investigation existing, pending or, to Lockheed Martin's knowledge, threatened against or relating to Lockheed Martin that would impact the ability of Lockheed Martin to enter into or perform its obligations under this Agreement.

          (10) (a) Lockheed Martin has, and each of the Lockheed Martin Agents has, the necessary knowledge, skills, experience, qualifications, rights and resources to provide and perform the Services in accordance with the Agreement;
(b) Lockheed Martin has successfully provided and performed the Services or services that are substantially equivalent to the Services for other customers of Lockheed Martin; (c) the Services will be performed for U.S. Foodservice in a diligent, professional, workmanlike manner in accordance with industry standards applicable to the performance of such Services; and (d) the Systems Software is capable of performing the Services in accordance with the provisions of this Agreement.

          Section 19.3  DISCLAIMER

          EXCEPT AS SPECIFIED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES IN RESPECT OF THE SERVICES, THE SOFTWARE, OR THE SYSTEMS AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE IN RESPECT OF THE SERVICES, THE SOFTWARE, AND THE SYSTEMS.

          Section 19.4  Non-Competition Covenant

          Due to the trade secret nature of the U.S. Foodservice Proprietary Software and the access Lockheed Martin will have to other U.S. Foodservice Proprietary Information, Lockheed Martin hereby covenants and agrees, for the term of this Agreement and **** thereafter, that it shall not (a) assign or otherwise authorize any Lockheed Martin Project Staff member (other than non-management data center personnel who do not have access to U.S. Foodservice Confidential Information) to perform any professional or consulting services of any nature for, or (b) license, disclose or otherwise make available any U.S. Foodservice Proprietary Software to, any other entity engaged in the distribution of food products on a statewide, regional or nationwide basis.

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                                   ARTICLE 20
                               DISPUTE RESOLUTION

          Section 20.1  Project Executives

          All disputes shall be referred to the Lockheed Martin Project Executive and the U.S. Foodservice Project Executive. If the U.S. Foodservice Project Executive and the Lockheed Martin Project Executive are unable to resolve the dispute within 10 business days after referral of the matter to them, the parties shall submit the dispute to the Management Committee for immediate review and resolution.

          Section 20.2  Management Committee

          As part of its duties, the Management Committee shall initially meet within five business days of notice of a dispute under this Agreement. The Management Committee shall consider disputes in the order such disputes are brought before it. In the event the Management Committee is unable to resolve a dispute within 10 business days of the date of the meeting during which such dispute was considered, the Management Committee shall immediately notify the senior management of each party pursuant to Section 20.3.

          Section 20.3  Senior Management

          Either party may, upon notice and within 10 business days of receipt of a notice from the Management Committee pursuant to Section 20.2, elect to use a nonbinding resolution procedure whereby each presents its case at a hearing before a panel consisting of a senior executive of each of the parties and, if such executives can agree upon such an individual, a mutually acceptable neutral adviser. If a party elects to use the procedure set forth in this Section 20.3, the other party shall participate. The hearing shall occur no more than 10 business days after a party serves notice to use the procedure set forth in this
Section 20.3. Each party may be represented at the hearing by attorneys. If the matter cannot be resolved at such hearing by such senior executives, a neutral adviser, if one has been agreed upon, may be asked to assist such senior executives in evaluating the strengths and weaknesses of each party's position on the merits of the dispute. Thereafter, such senior executives shall meet within five business days and try again to resolve the matter. If the matter cannot be resolved at such meeting, such senior executives shall inform their respective senior management and the proceedings occurring pursuant to this
Section 20.3 shall have been without prejudice to the legal position of either party. The parties shall each bear their respective costs incurred in connection with the procedures set forth in this Section 20.3, except that they shall share equally the fees and expenses of the neutral advisor, if any, and the cost of the facility for the hearing.

          Section 20.4  Arbitration

          Lockheed Martin and U.S. Foodservice stipulate and agree that if they are unable to resolve any dispute as contemplated by this Article 20, then such dispute shall be resolved by final and binding arbitration by a panel of three arbitrators in accordance with and subject to the Commercial Arbitration Rules of the American Arbitration Association ("AAA") then in effect as modified herein. Following notice of a party's election to require arbitration, each party shall within thirty days select and identify in writing to the other party one arbitrator, and those two arbitrators shall within thirty days thereafter select a third arbitrator. If the two arbitrators are unable to agree on a third arbitrator within thirty days, the AAA shall within thirty days thereafter select such third arbitrator. The arbitrators shall be impartial and disinterested and unless otherwise mutually agreed shall be U.S. citizens who are active or retired (1) lawyers or professionals familiar with food distribution and/or data processing technology and services and/or software development services, or (2) active or former officers or management employees of food distribution and/or data processing firms and/or software development companies. The person selected by the two respective arbitrators appointed by the parties (or, if they are unable to agree, AAA) shall be the umpire or chief arbitrator and must be a lawyer.

          Discovery as permitted by the Federal Rules of Civil Procedure then in effect shall be allowed in connection with the arbitration to the extent consistent with the purpose of the arbitration and as allowed by the arbitrators. The arbitration shall be conducted in Maryland.

          With respect to any matter brought before the arbitrators or in accordance with the provisions of this Section 20.4, the arbitrators shall make a decision having regard to the intentions of the parties, the terms of this Agreement, and custom and usage of the food distribution and data processing industry. Such decisions shall be in writing and shall state the findings of fact and conclusions of law upon which the decision is based and may include an order enjoining any party to take or refrain from taking specific action with respect to the matter in dispute, provided that such decision may not:

          (1) award Consequential Damages except as permitted by this Agreement; or

          (2) include a suspension of this Agreement or any provisions hereof.

          The award may include interest from the date of any damages incurred for breach or other violation of this Agreement at a rate to be fixed by the arbitrators.

          The decision shall be based exclusively upon the evidence presented by the parties at a hearing in which evidence shall be allowed. The arbitrators shall have the authority to include in such award a decision binding upon the parties, enjoining them to take or refrain from taking specific action with respect to the matter in dispute or disagreement.

          The parties agree that the arbitrators shall be required to render their decision in writing within thirty days of the conclusion of the proceedings, unless such time shall be extended by mutual agreement of the parties. The award of the arbitrators shall be final and binding on the parties and the parties hereby irrevocably exclude any right of application or appeal to any court in any jurisdiction whatsoever in connection with any question arising in the course of any arbitration or in respect of any award made, but only to the extent that the award of the arbitrators complies with this Section 20.4.

          Judgment upon the award rendered in any arbitration may be entered in any court of competent jurisdiction, or application may be made to such court for a judicial acceptance of the award and an enforcement, as the law of South Carolina may require or allow.

          The cost of the arbitration shall be borne equally by the parties pending the arbitrators' award. Each party shall bear its own expenses and attorneys' fees. The prevailing party in any arbitration proceeding hereunder shall be entitled, in addition to such other relief as may be granted, to recover the portion of the costs of the arbitration (excluding the prevailing party's attorneys' fees and expenses) incurred by that party in connection with arbitration under this Agreement prior to the award.

          The fact that arbitration is or may be allowed shall not impair the exercise of any termination rights under this Agreement.

          Section 20.5  Exceptions

          The provisions of this Article 20 shall not apply to (1) actions for a temporary restraining order, preliminary injunction or other equitable relief, or (2) disputes relating to breach of the confidentiality, non-disclosure, trade secret or similar provisions of this Agreement.

          Section 20.6  Continuity of Services

          U.S. Foodservice and Lockheed Martin each acknowledge that the provision of the Services is critical to the business and operations of U.S. Foodservice and Lockheed Martin. Accordingly, in the event of a dispute between U.S. Foodservice and Lockheed Martin pursuant to which U.S. Foodservice in good faith believes it is entitled to withhold payment or for which either party in good faith believes payment is due, Lockheed Martin shall continue to provide the Services and U.S. Foodservice shall continue to pay Lockheed Martin the Fees due as set forth in Article 15.

                                   ARTICLE 21
                                  TERMINATION

          Section 21.1  Termination for Convenience

          U.S. Foodservice may, at its sole discretion terminate this Agreement at any time during the Term without cause upon at least 180 days notice to Lockheed Martin and in accordance with Exhibit 9.

          Section 21.2  Termination for Cause

          If either U.S. Foodservice or Lockheed Martin (1) fails to perform any of its material obligations or breaches any representations under this Agreement and such failure is not cured within 30 days after written notice is given to the defaulting party specifying the nature of the default or (2) repeatedly fails to perform any of its material obligations, or breaches any representations under this Agreement regardless of whether such failures or breaches are cured, the nondefaulting party may, upon further notice to the defaulting party, terminate this Agreement as of the date specified in such notice of termination; provided, however, that, if, after the defaulting party's commercially reasonable efforts such default could not be cured within such 30-day period (e.g., in the event of a breach of the confidentiality provisions contained herein), the nondefaulting party may then, by giving notice to the defaulting party, terminate this Agreement as of the date specified in such notice of termination. In addition, U.S. Foodservice may terminate this Agreement in accordance with the provisions of Section 13.3.

          Section 21.3  Termination Rights for Downtime

          (a) U.S. Foodservice shall have the right to terminate the mainframe processing as defined in Exhibit 1a of this Agreement, as it determines in its sole discretion, if any of the following occurs:

                (i) on at least **** occasions during any **** period, there is Downtime (as defined in Exhibit 1a) of (A) at least **** during the Critical Window (as defined in Exhibit 8, Section III(5)); or (B) at least **** during the Noncritical Window (as defined in Exhibit 8, Section III(5)) or spanning both the Critical and Noncritical Windows; or

                (ii) there is a total of at least **** of Downtime during any **** period; or

                (iii) there is a total of at least **** of Downtime during any **** period.

          (b) For purposes of Section 21.3(a)(i), the number of occasions on which there is Downtime under subparagraphs (A) and (B) thereof during any **** period shall be added together (rather than counted separately) in determining whether there has been Downtime under those Sections on at least **** occasions. For example, if there is Downtime of **** during the Critical Window on **** occasions during a **** period and Downtime of **** during the Noncritical Window on **** occasion during that **** period, then there would be Downtime under Section 4.12(a) on **** occasions during that **** period and U.S. Foodservice would have the right to terminate this Agreement.

          (c) To exercise a termination right under this Section, U.S. Foodservice shall notify Lockheed Martin in writing of its intention to terminate this Agreement within **** after the date on which the event giving rise to the termination right occurs. U.S. Foodservice's notice shall specify the date on which this Agreement shall terminate.

                                   ARTICLE 22
                                TERMINATION FEE

          In the event of a termination of this Agreement pursuant to Section
21.1 and 21.3, U.S. Foodservice shall pay Lockheed Martin the termination fee per Exhibit 9, as of the termination date of this Agreement.

                                   ARTICLE 23
                             TERMINATION ASSISTANCE

          At U.S. Foodservice's request, Lockheed Martin shall provide the Termination Assistance Services upon the expiration or termination of this Agreement. The Termination Assistance Services and Lockheed Martin exit plan are intended to minimize the costs and effort of U.S. Foodservice's migration from Lockheed Martin to U.S. Foodservice or another third party at the end or termination of this Agreement and for the reconstruction of the data center with U.S. Foodservice or another third party provider in the most efficient, cost effective manner and shall be construed and interpreted accordingly. Regardless of the reason that this Agreement is terminated, Lockheed Martin agrees to use its best efforts to ensure that the goals set forth in the preceding sentence are met. The Termination Assistance Services and Lockheed Martin exit plan are set forth in
Exhibit 6.

                                   ARTICLE 24
                                  INDEMNITIES

          Section 24.1  Indemnity by U.S. Foodservice

          U.S. Foodservice shall indemnify and hold harmless Lockheed Martin from, and defend Lockheed Martin against, any and all Losses arising out of or relating to any claim:

          (1) That the U.S. Foodservice Proprietary Software, U.S. Foodservice Third Party Software (excluding the U.S. Foodservice Customer Software) and U.S. Foodservice Machines, provided to Lockheed Martin by U.S. Foodservice, or U.S. Foodservice's Agents infringe upon the proprietary rights of any third party.

          (2) Relating to any duties or obligations of U.S. Foodservice, or U.S. Foodservice Agents accruing after the Effective Date in respect of a third party; unless such claim involves the Services provided hereunder.

          (3) Relating to the inaccuracy, or untruthfulness of any representation or warranty made by U.S. Foodservice under this Agreement.

          (4) Relating to U.S. Foodservice's failure to obtain the Consents as required by this Agreement.

          (5) Relating to (a) a violation of federal, state, or other laws or regulations for the protection of persons or members of a protected class or category of persons by U.S. Foodservice, U.S. Foodservice employees, or U.S. Foodservice Agents; (b) sexual discrimination or harassment by U.S. Foodservice, U.S. Foodservice employees, or U.S. Foodservice Agents; (c) work-related injury or death caused by U.S. Foodservice, U.S. Foodservice employees, or U.S. Foodservice Agents; and (d) any employment decisions relating to U.S. Foodservice employees.

          (6) Relating to any amounts, including taxes, interest, and penalty, assessed against Lockheed Martin that are the obligations of U.S. Foodservice pursuant to Article 16.

          (7) Relating to personal or bodily injury or property damage resulting from U.S. Foodservice's or U.S. Foodservice Agents' acts or omissions.

          (8) Relating to violations of the Retained Resources Agreements, unless caused by an act or omission of Lockheed Martin or Lockheed Martin's Agents.

          (9) Relating to the physical and data security controls at the U.S. Foodservice Service Locations to the extent the same (a) are controlled or provided by U.S. Foodservice after the Effective Date and (b) relate to Lockheed Martin's provision of the Services.

          (10) Relating to U.S. Foodservice noncompliance with legal or regulatory requirements applicable to U.S. Foodservice, unless caused by an act or omission of Lockheed Martin or Lockheed Martin Agents.

          (11) Relating to any claims by Designated Employees or based on an event occurring, or claim arising, before such employee became an employee of Lockheed Martin.

          U.S. Foodservice shall indemnify and hold harmless Lockheed Martin from any and all costs and expenses incurred in connection with the enforcement of this Section 24.1.

          Section 24.2  Indemnity by Lockheed Martin

          Lockheed Martin shall indemnify and hold harmless U.S. Foodservice from, and defend U.S. Foodservice against, any Losses arising out of or relating to any claim:

          (1) That the Services, its employees, or Lockheed Martin Agents or any other resources or items, including, but not limited to, the Lockheed Martin Software, Lockheed Martin Machines and Custom Software, provided to U.S. Foodservice by Lockheed Martin, its employees, or Lockheed Martin Agents infringe upon the proprietary rights of any third party.

          (2) For breach of this Agreement by Lockheed Martin, its employees, or Lockheed Martin Agents in connection with the Services provided to U.S. Foodservice or a third party under this Agreement.

          (3) Relating to any duties or obligations of Lockheed Martin, its employees, or Lockheed Martin Agents accruing after the Effective Date in respect of a third party or any subcontractor of Lockheed Martin.

          (4) Relating to the inaccuracy or untruthfulness of any representation or warranty made by Lockheed Martin under this Agreement.

          (5) Relating to Lockheed Martin's failure to obtain the Consents as required by this Agreement.

          (6) Relating to (a) a violation of federal, state, or other laws or regulations for the protection of persons or members of a protected class or category of persons by Lockheed Martin, its employees, or Lockheed Martin Agents; (b) sexual discrimination or harassment by Lockheed Martin, its employees, or Lockheed Martin Agents; and (c) work-related injury or death caused by Lockheed Martin, its employees, or Lockheed Martin Agents.

          (7) Relating to the improper maintenance of the facilities or inadequacies in the physical and data security controls at the Service Location to the extent the same (a) are controlled or provided by Lockheed Martin after the Effective Date and (b) relate to Lockheed Martin's provision of the Services.

          (8) Relating to any amounts including taxes, interest, and penalties assessed against U.S. Foodservice that are obligations of Lockheed Martin pursuant to Article 16.

          (9) Relating to Lockheed Martin's noncompliance with legal or regulatory requirements applicable to Lockheed Martin.

          (10) Relating to personal or bodily injury or property damage resulting from Lockheed Martin's, or Lockheed Martin Agents' acts or omissions.

          (11) Relating to any claims by Designated Employees and based on an event occurring, or claim arising, after such employee became an employee of Lockheed Martin.

          (12) Relating to any claim by a third party in respect of services or systems provided by Lockheed Martin to a third party.

          (13) Relating to a failure by Lockheed Martin to properly administer U.S. Foodservice's agreements in respect of the Retained Resources in accordance with Article 5.

          (14) Relating to any claim arising out of Lockheed Martin's breach or violation of Lockheed Martin's agreements with Lockheed Martin Agents.

          Lockheed Martin shall indemnify and hold harmless U.S. Foodservice from any costs and expenses incurred in connection with the enforcement of this
Section 24.2. The indemnification provisions contained in this Section 24.2 are in addition to any indemnification provisions, if any, contained in the Ancillary Agreements.

          Section 24.3  Indemnification Procedures

          If any claim is made against an Indemnified Party by a third party, notice thereof shall be given to the Indemnifying Party as promptly as practicable but no later than three business days after receipt of notice of the claim. After such notice, if the Indemnifying Party shall acknowledge in writing to such Indemnified Party that this Agreement applies with respect to such claim, the Indemnifying Party shall then be entitled, if it so elects, in a notice delivered to the Indemnified Party not less than 10 days prior to the date on which a response to such claim is due, to immediately take control of the defense and investigation of such claim and to employ and engage attorneys of its sole choice to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial, and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial, and defense of such claim and any appeal arising therefrom. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party. After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim. If the Indemnifying Party does not assume full control over the defense of a claim subject to such defense as provided in this Section 24.3, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

                                   ARTICLE 25
                                    DAMAGES

          Section 25.1  Damages

          U.S. Foodservice and Lockheed Martin each shall be liable to the other party for any direct damages arising out of or relating to its performance under this Agreement.

          Section 25.2  Consequential Damages

          Except as otherwise provided in this Agreement, neither U.S. Foodservice nor Lockheed Martin shall be liable for, nor will the measure of damages include, any Consequential Damages.

          Section 25.3  Exclusions

          The limitations or exculpations of liability set forth in this Agreement are not applicable to (a) indemnification claims as set forth in
Article 24 or (b) liability resulting from the gross negligence or willful misconduct of a party.

                                  ARTICLE 26
                                   INSURANCE

          Section 26.1  Insurance

          During the Term, Lockheed Martin shall maintain at its own expense, and require each of the Lockheed Martin Agents, excluding Lockheed Martin's vendors, to maintain at their own expense or Lockheed Martin's expense, insurance of the type and in the amounts specified below:

          (1) Statutory workers' compensation in accordance with all federal, state, and local requirements;

          (2) Employer's liability insurance in an amount not less than $1,000,000.00 per occurrence, covering bodily injury by accident or disease, including death;

          (3) Comprehensive public liability (including world wide coverage and contractual liability insurance including coverage for the indemnification obligations contained herein) in an amount not less than $1,000,000.00 per occurrence for each occurrence of personal or bodily injury and property damage together with a $1,000,000.00 umbrella;

          (4) Comprehensive automobile liability covering all owned, non-owned, hired, or leased vehicles in an amount not less than $1,000,000.00 per occurrence (combined single limit for bodily injury and property damages).

          Section 26.2  Insurance Documentation

          Upon request Lockheed Martin shall furnish to U.S. Foodservice certificates of insurance or other appropriate documentation (including evidence of renewal of insurance) evidencing coverage in accordance with this Article, and with respect to the comprehensive public liability policy. Each insurance policy (including renewals thereof) or Certificate of Insurance required hereunder shall contain an agreement by the insurer that the insurer shall endeavor to provide U.S. Foodservice with at least thirty days prior written notice that such policy will be canceled or nonrenewed. Each party hereto shall provide the other party with at least ten days' prior written notice of any cancellation, intent not to renew, reduction, or material change in any of the insurance coverage maintained by it in accordance with this Section. Each Certificate of Insurance required hereby shall be delivered to the appropriate party within ten business days after the Effective Date or renewal of the respective policy, as applicable.

                                   ARTICLE 27
                            MISCELLANEOUS PROVISIONS

          Section 27.1  Assignment

          Neither party shall assign this Agreement without prior written consent of the other party; except that: (a) U.S. Foodservice may assign this Agreement to any wholly-owned Affiliate or in connection with a stock sale, merger, consolidation, asset sale or other transaction involving the sale or other transfer of all or substantially all of the business or assets or controlling interest of U.S. Foodservice, and (b) Lockheed Martin may assign this Agreement to a wholly-owned Affiliate. This written consent shall not be unreasonably withheld. This Agreement shall be binding on the parties and their respective successors and permitted assigns. Any assignment in violation of this
Section 27.1 shall be void.

          Section 27.2  Notices

          Except as otherwise specified in this Agreement, all notices, requests, consents, approvals, and other communications required or permitted under this Agreement shall be in writing and shall be sent by electronic mail (e-mail) to the e-mail address specified below (to be confirmed by an e-mail receipt). A copy of any such notice shall also be sent by registered express mail or courier with the capacity to verify receipt of delivery on the date such notice is transmitted by e-mail to the address specified below:

          In the case of U.S. Foodservice:

          Address:                      U.S. Foodservice, Inc.
                                        9755 Patuxent Woods Drive
                                        Columbia, Maryland  21046
          Attention:                    Leslie Bauer
          Phone Number:                 410/312-7159
          Telecopy Number:              410/312-7140
          E-mail Address:               lbauer@hq.usfood.com
          With a required copy to:

          Address:                      U.S. Foodservice, Inc.
                                        9755 Patuxent Woods Drive
                                        Columbia, Maryland  21046
          Attention:                    David M. Abramson, General Counsel
          Phone Number:                 410/312-7208
          Telecopy Number:              410/312-7149
          E-mail Address:               dabramso@hq.usfood.com

          In the case of Lockheed Martin:

          Lockheed Martin Corporation
          Integrated Business Solutions
          12506 Lake Underhill Road, MP-867
          Orlando, FL 32825
          Attention: Rick N. Sprole
          Manager of Contracts
          Phone Number: (407) 306-3177
          Telecopy Number: (407) 306-4515
          E-mail Address: rick.n.sprole@lmco.com

          Either party may change any of the above information for notification purposes by giving the other party notice information and the date upon which it will become effective.

          Section 27.3  Relationship

          The parties intend to create an Information Technology Services Agreement and nothing contained in this Agreement shall be construed to make either Lockheed Martin or U.S.

Foodservice partners, joint ventures, principals, agents, or employees of the other. No officer, director, employee, agent, affiliate, or contractor retained by Lockheed Martin to perform work on U.S. Foodservice's behalf hereunder shall be deemed to be an employee, agent, or contractor of U.S. Foodservice. Neither party shall have any right, power, or authority, express or implied, to bind the other.

          Section 27.4  Consents, Approvals, Notices, and Requests

          Unless specified otherwise in this Agreement, all consents, approvals, notices, and requests, acceptances or similar actions to be given by either party under this Agreement shall not be unreasonably withheld or delayed and each party shall make only reasonable requests under this Agreement.

          Section 27.5  Severability

          If any term or provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, then the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each such provision of this Agreement shall be valid and enforceable to the extent permitted by law.

          Section 27.6  Waiver

          No delay or omission by either party to exercise any right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant All waivers must be in writing and signed by the party waiving its rights.

          Section 27.7  Publicity

          Neither party shall use the other party's name or refer to the other party directly or indirectly in any media release, public announcement, or public disclosure relating to this Agreement or their subject matter, including in any promotional or marketing materials, customer lists or business presentations without consent from the other party for each such use or release. Neither party may use any trademark or service mark of the other party without that party's consent, which shall be given in its sole discretion.

          Section 27.8  Entire Agreement; Counterparts

          This Agreement is the entire agreement between the parties with respect to its subject matter, and there are no other representations, understandings, or agreements between the parties relative to such subject matter. This Agreement shall include all exhibits, any conflicts between this Agreement the exhibits or referenced material shall be bound by the following order of preference: 1)

Agreement; 2) Exhibits; and 3) Referenced Material. This Agreement may be signed in any number of counterparts.

          Section 27.9  Amendments

          No amendment to, or change, waiver, or discharge of, any provision of this Agreement shall be valid unless in writing and signed by an authorized representative of the party against which such amendment, change, waiver; or discharge is sought to be enforced.

          Section 27.10  Governing Law

          This Agreement shall be interpreted in accordance with and governed by the laws of Maryland without regard to choice of law principles.

          Section 27.11  Jurisdiction

          Each party irrevocably agrees that any legal action, suit, or proceeding brought by it in any way arising out of the Agreement may be brought in Maryland and each party irrevocably accepts and submits to non-exclusive jurisdiction of such courts in personam, generally and unconditionally with respect to any action, suit, or proceeding brought by it or against it by the other party.

          Section 27.12  Survival

          The provisions of Article 10, Section 11.1 and Articles 20, 23, 24, 25 and 27 of this Agreement shall survive the expiration or termination of this Agreement in whole or in part for any reason. Sections 17.1, 17.3 and 17.4 shall survive the expiration or termination of this Agreement in whole or in part for any reason for ninety (90) days from U.S. Foodservice's receipt of the final invoice issued pursuant to this Agreement.

          Section 27.13  Third Party Beneficiaries

          Each party intends that this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than U.S. Foodservice or Lockheed Martin.

          Section 27.14  Acknowledgment

          U.S. Foodservice and Lockheed Martin each acknowledge that the limitations and exclusions contained in this Agreement have been the subject of active and complete negotiation between the parties and represent the parties' agreement based upon the level of risk to U.S. Foodservice and Lockheed Martin associated with their respective obligations under this Agreement. The parties agree that the terms and conditions of this Agreement shall not be construed in favor of or against any party by reason of the extant to which any party or its professional advisors participated in the preparation of this Agreement.

          Section 27.15  Covenant of Further Assurances

          U.S. Foodservice and Lockheed Martin covenant and agree that, subsequent to the execution and delivery of this Agreement without any additional consideration, U.S. Foodservice and Lockheed Martin will each execute and deliver (a) any further legal instruments and perform any acts that are or may become necessary to effectuate the purposes of this Agreement, and (b) promptly upon the request of the other party, reasonable written assurance that the party receiving the request will duly perform its obligations under this Agreement in a timely manner.

          Section 27.16  Performance

          U.S. Foodservice's failure to perform any of the responsibilities set forth in Section 4, or in Exhibit 1, will not constitute a material breach of this Agreement or grounds for termination by Lockheed Martin; provided, however, that Lockheed Martin's nonperformance of its obligations under this Agreement will be excused if and to the extent:

                (a) such Lockheed Martin nonperformance results from U.S. Foodservice's failure to perform its responsibilities; and

                (b) Lockheed Martin uses commercially reasonable efforts to perform notwithstanding U.S. Foodservice's failure to perform.


          IN WITNESS WHEREOF, U.S. Foodservice and Lockheed Martin have each caused this Agreement to be signed and delivered by its duly authorized representative.

          U.S. FOODSERVICE, INC.


          By:/s/  Lewis Hay, III
             ---------------------------



          LOCKHEED MARTIN CORPORATION


          By:/s/  Rick N. Sprole
             ---------------------------

                                  Exhibit 1a
                                  ----------
                           SOW for Baseline Services
                           -------------------------

                                    PART I
                         SOW for Outsourcing Services
                         ----------------------------

Article 1:  RESERVED

Article 2:  DEFINITIONS

For the purpose of this Part I of Exhibit 1a and related documents as referenced herein, the following definitions apply:

            2.1  Agreement. The Information Technology Services Agreement
                 ---------
            between the parties to which this Exhibit is attached.

            2.2  Baseline Services. All Outsourcing Services and all Support and
                 -----------------
            Maintenance Services.

            2.3  Beltsville Data Center: The Service Location in Beltsville,
                 -----------------------
            Maryland which Lockheed Martin will use to provide Outsourcing Services to U.S. Foodservice before the Migration Date.

            2.4  Support and Maintenance Services.  All services described in
                 --------------------------------
            Part II of this Exhibit 1a.

            2.5  U.S. Foodservice Processing System: The data processing and
                 ----------------------------------
            telecommunications system operated or supported by Lockheed Martin under this Agreement.

            2.6  Migration: The process of moving the U.S. Foodservice
                 ---------
            Processing System from the Beltsville Data Center to the Orlando Data Center, as provided in Article 4.

            2.7  Migration Date: The date when the U.S. Foodservice Processing
                 --------------
            System is running in production in the Orlando Data Center.

            2.8  Migration Period.  The period identified in Section 4.1.
                 ----------------

            2.9  Orlando Data Center (ODC): The Service Center in Orlando,
                 -------------------------
            Florida owned and operated by Lockheed Martin, which Lockheed Martin will use to provide the Outsourcing Services to U.S. Foodservice beginning on the Migration Date.

            2.10  Outsourcing Services: All data processing, network management,
                  ---------------------
            systems operations and other information technology services currently provided by Lockheed Martin to U.S. Foodservice, including but not necessarily limited to the services described in Attachment A and elsewhere in Part I of this SOW (including services in connection with the Migration), but not including any Additional Services provided by Lockheed Martin pursuant to Article 5.

                                 Exhibit 1A-1

Article 3:  OUTSOURCING SERVICES TO BE FURNISHED

            3.1  General:  During the Term, Lockheed Martin will provide
                 --------
            Outsourcing Services to U.S. Foodservice by remote access to the Beltsville Data Center before the Migration Date and to the Orlando Data Center beginning on the Migration Date. Attachment A includes a description of certain duties, obligations and responsibilities of Lockheed Martin, and certain responsibilities of U.S. Foodservice, relating to Lockheed Martin's performance of the Outsourcing Services.

Article 4:  MIGRATION

            4.1  General: During the period beginning on the Effective Date and
                 -------
            ending **** or such longer period as the parties may agree upon in writing (the "Migration Period"), Lockheed Martin will migrate the U.S. Foodservice Processing System from the Beltsville Data Center to the Orlando Data Center. Lockheed Martin will make a best effort to (a) extend the lease term for the Beltsville Data Center through **** and (b) manage Migration **** in a manner that permits U.S. Foodservice to allocate its resources in a manner that assigns the highest priority to ensuring the continued performance of the U.S. Foodservice Processing System.

            4.2  Migration Plan: Lockheed Martin will create a comprehensive
                 --------------
            migration plan (the "Migration Plan") based on our proven migration methodology and input from U.S. Foodservice, and the Migration Plan shall be subject to approval by U.S. Foodservice. The Migration Plan shall include, without limitation, a description of the methods and procedures Lockheed Martin will use to perform the migration of the U.S. Foodservice Processing System from the Beltsville Data Center to the Orlando Data Center. During the Migration any service interruptions or degradations that can be reasonably anticipated, during the process, will require approval in advance by U.S. Foodservice. The Migration Plan will also include a detailed project schedule and completion dates. Lockheed Martin shall provide all services required to perform the Migration except for migrating those services which are normally provided by U.S. Foodservice under this Agreement (i.e. communications, non-mainframe equipment, etc).

            4.3  Implementation: Lockheed Martin and U.S. Foodservice will each
                 --------------
            perform the tasks required of it by the Migration Plan so that the Migration will be completed in accordance with the schedule set forth in the Migration Plan. Lockheed Martin will be responsible for overall management of the Migration and will use diligent efforts to keep the Migration on schedule and to identify and resolve any problems encountered in the timely completion of each conversion task, whether such task is the responsibility of Lockheed Martin or U.S. Foodservice.

            4.4  Migration Manager: Lockheed Martin will assign a Migration
                 -----------------
            Manager to the migration effort. The Migration Manager will have complete responsibility for the project and will ensure the success of the migration. Weekly status meetings will be held with U.S. Foodservice to

                                 Exhibit 1A-2
            report on project progress and discuss any open issues that have potential to impact the migration schedule.

Article 5:  ADDITIONAL SERVICES

            Computer consulting, programming and other services requested by U.S. Foodservice which are materially different from, and in addition to, the Outsourcing Services shall be considered to be "Additional Services." Lockheed Martin will provide a response, to U.S. Foodservice request for Additional Services according to the provisions outlined in Article 8 of the Agreement.


Article 6:  RESERVED

Article 7:  RESERVED

Article 8:  RESERVED

Article 9:  EQUIPMENT AND SOFTWARE

            9.1  Lockheed Martin Equipment: Lockheed Martin will provide,
                 -------------------------
            procure, install, operate and maintain all Service Location hardware, communications devices and other equipment required to provide the Outsourcing Services during the Term (the "Lockheed Martin Equipment").

            9.2  U.S. Foodservice Equipment: Except as may otherwise be provided
                 ---------------------------
            in this Agreement, U.S. Foodservice will provide, procure, install, operate, and maintain suitable and fully compatible terminal equipment and communications devices, other than those at the Service Location, required to access the U.S. Foodservice Processing System from remote locations. U.S. Foodservice may also provide server and communications equipment at the Service Location that will interface with the U.S. Foodservice Processing System. U.S. Foodservice provided equipment at the Service Location will remain under the control of and the responsibility of U.S. Foodservice unless Lockheed Martin is requested to and agrees to provide support for such equipment, at which time a modification to This Exhibit 1a shall be initiated stating the specific details.

            9.3  Leased Equipment: U.S. Foodservice will have the option of
                 ----------------
            leasing some or all of the terminal equipment and communications devices described in Section 9.2 from Lockheed Martin. If U.S. Foodservice elects to lease any such equipment, the equipment shall be listed in Exhibit 7 Attachment B, the rental payments shall be defined in Exhibit 8 and other terms and conditions on which such equipment is leased to U.S. Foodservice shall be set forth in a Lease, executed by authorized representatives of both parties, substantially in the form of Exhibit 13 to the Agreement.

                                 Exhibit 1A-3

            9.4   Lockheed Martin Software.  Following the operating system
                  ------------------------
            upgrade services provided in accordance with Exhibit 1b, Lockheed Martin, at its expense, shall provide, procure (where Lockheed Martin is designated as the "Party Responsible for Software License Fees"), install, operate and maintain the software described in [Attachment A to Exhibit 1b], and any additional operating system software, including operating systems, systems utilities, data security software and monitors required to provide the Outsourcing Services during the Term (collectively, the "Lockheed Martin Software"). Lockheed Martin will pay any license, maintenance or upgrade charges related to the Lockheed Martin Software (where Lockheed Martin is designated as the "Party Responsible for Software License Fees"). Lockheed Martin shall keep the Lockheed Martin Software sufficiently current so that the Lockheed Martin Software is eligible for vendor-supplied maintenance support. U.S. Foodservice agrees not to withhold approval of software upgrades to maintain eligibility for vendor-supplied maintenance support without Lockheed Martin's concurrence.

            9.5  U.S. Foodservice Customer Software:
                 ----------------------------------

                 (a) The parties believe that the U.S. Foodservice Customer Software described in Exhibit 7 of the Agreement includes all of the application software currently required to operate U.S. Foodservice's business. U.S. Foodservice will be responsible for providing any additional application software it desires in operating its business. With regard to any U.S. Foodservice Customer Software which is not described in Exhibit 7, U.S. Foodservice will work with Lockheed Martin to ensure the compatibility of such U.S. Foodservice Customer Software with the operating environment on which such software will run.

                 (b) Lockheed Martin will be responsible for managing the technical support interface with, and obtaining necessary technical support from, third party providers of U.S. Foodservice Software beginning on the Effective Date, providing that U.S. Foodservice has a current maintenance agreement with the third party provider.

                 (c) Lockheed Martin will comply with all license restrictions and nondisclosure obligations imposed upon U.S. Foodservice under any license of U.S. Foodservice Software to the extent made known to Lockheed Martin (by receipt from U.S. Foodservice of a copy of any license or selected license clauses or by written characterization).

Article 10: ACCURACY OF DATA

            10.1  U.S. Foodservice: U.S. Foodservice will use commercially
                  ----------------
            reasonable efforts to ensure U.S. Foodservice software, other than U.S. Foodservice software residing at the Service Location, is free of any virus. Lockheed Martin shall use reasonable tools, processes and procedures to control the integrity of U.S. Foodservice's data and U.S. Foodservice Customer Software residing at the Service Location. In the event that U.S. Foodservice's data or U.S. Foodservice Customer Software residing at the

                                 Exhibit 1A-4

            Service Location is corrupted due to Lockheed Martin error, Lockheed Martin will restore the data as soon as possible and in any event within **** after the data is corrupted. Both parties will use their best efforts to restore all data within **** after the data is corrupted. Subject to the foregoing, U.S. Foodservice shall, at the time of submission, be solely and exclusively responsible for the accuracy and adequacy of any new U.S. Foodservice Software it submits to Lockheed Martin, and all U.S. Foodservice data and other information submitted for processing and the resultant output, regardless of the form in which the U.S. Foodservice Software and data may have been submitted.

            10.2  Lockheed Martin: Lockheed Martin warrants that Lockheed Martin
                  ---------------
            will use best efforts to ensure Lockheed Martin Software is free of any virus. Lockheed Martin shall be responsible for the accuracy and adequacy of Lockheed Martin Software.

            10.3  Liability Limitation: The total liability of each party for
                  ---------------------
            any and all breaches of the warranty of such party regarding viruses shall in no event exceed **** dollars ($****).

Article 11: DOWNTIME

      11.1  Definition of Downtime: For purposes of this Article, the term
            ----------------------
            "Downtime" shall mean the time during which the host processor, front end processor, operating system or protocol converter is unavailable to U.S. Foodservice (including one or more of its branches) for running one or more applications, for any reason other than a force majeure condition (as defined in section 2.1.29 and 13.1 of the Agreement). Downtime shall not include times during which the U.S. Foodservice Processing System is scheduled to be unavailable pursuant to Section 11.7 below. In addition, Downtime shall not include unavailability caused by third party vendors which is not eligible for vendor-supplied maintenance support because U.S. Foodservice, after having received written notice from Lockheed Martin informing U.S. Foodservice that such software would not be eligible for continued support unless upgraded, requested Lockheed Martin in writing to delay upgrading such software to a supported level.

      11.2  Reserved

      11.3  Reserved

      11.4  Reserved

      11.5  Reserved

      11.6  Reserved

      11.7  Scheduled Unavailability: The U.S. Foodservice Processing System is
            ------------------------
            scheduled to be unavailable (a) ****, and (b) for up to **** each year on a date mutually acceptable to U.S. Foodservice and Lockheed Martin. The schedule of any other times

                                 Exhibit 1A-5
            during the U.S. Foodservice Processing System will be unavailable must be approved in writing by U.S. Foodservice. Lockheed Martin will use its best efforts to work with U.S. Foodservice to reduce the length of scheduled unavailability.

Article 12: STANDARDS

      12.1  General: Lockheed Martin agrees that its performance of the
            -------
            Outsourcing Services will meet or exceed each of the applicable Performance Standards set forth in Exhibit 3.

Article 13: PROJECT MANAGEMENT

      13.1  Lockheed Martin Outsourcing Services Manager: Lockheed Martin will
            --------------------------------------------
            assign an individual (the "Lockheed Martin Outsourcing Services Manager") who will, as his or her sole responsibility (except as otherwise agreed upon by U.S. Foodservice), oversee and manage the performance of Lockheed Martin's obligations under this SOW other than the Migration, and serve as Lockheed Martin's primary point of contact with U.S. Foodservice for Outsourcing Services. Lockheed Martin will also assign one or more individuals to serve as acting Lockheed Outsourcing Services Managers during periods in which the Lockheed Martin Outsourcing Services Manager is unavailable.

      13.2  Lockheed Martin Migration Manager: Lockheed Martin will assign an
            ---------------------------------
            individual (the "Lockheed Martin Migration Manager") who will, as his or her primary responsibility, oversee and manage the Migration, and serve as Lockheed Martin's primary point of contact with U.S. Foodservice with regards to the Migration.

      13.3  U.S. Foodservice Project Manager: U.S. Foodservice will assign an
            ---------------------------------
            individual (the " U.S. Foodservice Project Manager") who will serve as U.S. Foodservice's point of contact for the Migration and day-to-day operations and communications with Lockheed Martin.

      13.4  U.S. Foodservice Approval of Managers: Before finalizing the
            --------------------------------------
            assignment of an individual to the positions of Lockheed Martin Outsourcing Services Manager or Lockheed Martin Migration Manager, whether as an initial assignment or as a replacement, Lockheed Martin will notify U.S. Foodservice of the proposed assignment, will introduce the individual to appropriate U.S. Foodservice representatives, and will provide U.S. Foodservice with information about the individual reasonably requested by U.S. Foodservice. If U.S. Foodservice in good faith objects to the proposed assignment within fifteen (15) working days of notification of such proposed assignment and introduction to such individual, then Lockheed Martin will not assign the individual to that position and will propose to U.S. Foodservice the assignment of another individual.

      13.5  Removal of Personnel: In the event that U.S. Foodservice finds the
            --------------------
            performance of a Lockheed Martin employee in providing Outsourcing Services to be unsatisfactory, U.S. Foodservice may request in writing the transfer of that employee from U.S. Foodservice's contract. Such request will indicate what is unsatisfactory about the employee's performance.

                                 Exhibit 1A-6

            U.S. Foodservice agrees to provide Lockheed Martin a reasonable opportunity to correct such unsatisfactory performance, and, if Lockheed Martin is unable to do so, U.S. Foodservice. will allow Lockheed Martin a reasonable amount of time to transfer such employee from U.S. Foodservice's contract.

      13.6  Periodic meetings: The Lockheed Martin Outsourcing Services Manager
            -----------------
            and the U.S. Foodservice Project Manager will meet as often as necessary, but at least weekly, to review the current status of the Services provided under this Agreement.

      13.7  Outsourcing Services Management Plan: Within 60 days after the
            ------------------------------------
            effective date, Lockheed Martin and U.S. Foodservice will jointly develop an Outsourcing Services Management Plan describing the operating processes and procedures relating to the Outsourcing Services that Lockheed Martin will provide under this Agreement. At a minimum, the Outsourcing Services Management Plan will include (a) a description of the procedures Lockheed Martin proposes to undertake in order to perform the Outsourcing services, (b) contacts for both Lockheed Martin and U.S. Foodservice, (c) change approval authorization, (d) change control procedures consistent with Article
            9.8 of the Agreement and lead times, (e) network management tools and trouble reporting procedures, (f) escalation procedures, (g) resource usage, statistics and other reporting requirements, and (h) problem analysis. The Outsourcing Services Management Plan will be updated periodically by the parties to reflect any changes in the operations or procedures described therein. Lockheed Martin shall perform all Outsourcing Services in accordance with the Outsourcing Services Management Plan. In the event of any inconsistency between the Outsourcing Services Management Plan and this Agreement, this Agreement shall control.

Article 14: DESIGNATED FEES

      14.1 The Outsourcing Services are included within the fees set forth in Section IV.A of Exhibit 8.

Article 15: RESERVED

Article 16: RESERVED

Article 17: RESERVED

Article 18: RESERVED

Article 19: RESERVED

Article 20: RESERVED

Article 21: RESERVED

Article 22: RESERVED

                                 Exhibit 1A-7

Article 23: RESERVED

Article 24: RESERVED

Article 25: RESERVED

Article 26: ATTACHMENTS

      26.1  General: The attachments listed below are incorporated herein by
            -------
      reference.

            Attachment A:  Outsourcing Services


                                 Exhibit 1A-8

                           Exhibit 1a - ATTACHMENT A

                              OUTSOURCING SERVICES

This Attachment A describes:

(a) certain duties obligations and responsibilities of Lockheed Martin, including, but not limited to, data processing, network management, systems operations and other information technology services comprising the Outsourcing Services;

(b) certain responsibilities of U.S. Foodservice, Inc. relating to Lockheed Martin's performance of the Outsourcing Services


1.  OPERATIONAL SUPPORT
    -------------------

Lockheed Martin will provide operational support services, including the following:

****

































                                 Exhibit 1A-9

2.  TAPE MANAGEMENT
    ---------------

Lockheed Martin will provide tape management services, including the following:

****






























U.S. Foodservice, Inc. will be responsible for the following:

****















3.  **** MANAGEMENT
    ---------------

Lockheed Martin will provide **** management services, including the following:

                                 Exhibit 1A-10

****



















U.S. Foodservice, Inc. will be responsible for the following:

****








4.  PRODUCTION SCHEDULING AND CONTROL
    ---------------------------------

Lockheed Martin will perform production-scheduling functions, including the functions described below **** through **** from **** through **** and **** from **** through **** at ****:

****
















                                 Exhibit 1A-11

U.S. Foodservice, Inc. will be responsible for the following:

****











5.  SERVICE DESK AND PROBLEM MANAGEMENT
    -----------------------------------

Lockheed Martin will provide service desk and problem management services for the mainframe Outsourcing Services described herein, including the following:

****

























                                 Exhibit 1A-12

6.  TECHNICAL SUPPORT
    -----------------

Lockheed Martin will provide technical support for the U.S. Foodservice, Inc. Processing System, including the following:

****





















                                 Exhibit 1A-13

U.S. Foodservice, Inc. will be responsible for the following:

****


























                                 Exhibit 1A-14

7.  DISASTER RECOVERY
    -----------------

In accordance with Section 13.3 of the Agreement, Lockheed Martin will assume responsibility for overall disaster recovery planning and management, including the following disaster recovery activities:

****
U.S. Foodservice, Inc. will be responsible for the following:
****

















                                 Exhibit 1A-15

8.  COMPUTER RESOURCE SECURITY
    --------------------------

Lockheed Martin will provide computer resource security services, including the following:

****

















U.S. Foodservice, Inc. will be responsible for implementing security for access to application level resources.


9.  PERFORMANCE AND CAPACITY MANAGEMENT
    -----------------------------------

Lockheed Martin will provide performance and capacity management services, including the following:

****












                                 Exhibit 1A-16

U.S. Foodservice, Inc. will be responsible for the following:

****






10.  NETWORK MANAGEMENT
     ------------------

Lockheed Martin will provide network management services, including the following:

****













                                 Exhibit 1A-17

U.S. Foodservice, Inc. is primarily responsible for problem determination related to connectivity to U.S. Foodservice, Inc. for the data communications network.


11.  MIGRATION PLANNING AND IMPLEMENTATION
     -------------------------------------

Lockheed Martin will manage the Migration to Orlando. Lockheed Martin's Migration services will include the following:

****

















U.S. Foodservice, Inc. will be responsible for the following:

****

















                                 Exhibit 1A-18

12.  ADMINISTRATIVE SERVICES
     -----------------------

Lockheed Martin will provide administrative services, including the following:

****















U.S. Foodservice, Inc. will be responsible for the following:

****







13.  CHANGE MANAGEMENT
     -----------------

Lockheed Martin and U.S. Foodservice, Inc. will maintain and operate the existing mainframe systems software/hardware change control system. In connection with the change control system, Lockheed Martin will provide the following services:

****




















                                 Exhibit 1A-19

U.S. Foodservice, Inc. will be responsible for the following:

****













14.  QUALITY ASSURANCE
     -----------------

****







                                 Exhibit 1A-20

                                   Exhibit 1a
                                   ----------
                           SOW for Baseline Services
                           -------------------------

                                    PART II
          SOW for Support and Maintenance of U.S. Foodservice Software
          ------------------------------------------------------------

1.0  RESERVED

2.0  PROJECT OVERVIEW

U.S. Foodservice and Lockheed Martin recognize that the provision of the Outsourcing Services by Lockheed Martin as provided in Part I of this Exhibit 1a will, during the term of the Agreement, require Lockheed Martin to (1) provide certain analysis of applications and other production objects as mutually determined (the "Applications Inventory") in order to assess the continuing functionality of the Applications Inventory during the term of the Agreement,
(2) take such action as necessary to provide for the continued functionality of such Applications Inventory as to which the analysis described in clause (1), above, reveals deficiencies and (3) test the sufficiency of the corrective actions taken pursuant to clause (2), above.

The parties shall agree from time to time upon specific work plans in connection with functionality issues identified from time to time during the term of the Agreement.

3.0  PROJECT DEFINITIONS

For the purpose of this Part II of Exhibit 1a and related documents as referenced herein, the following definitions apply:

     3.0.1  "Agreement" means the Information Technology Services Agreement
             ---------
            between the parties to which this Exhibit is attached.

     3.0.2  "Support and Maintenance Services" has the meaning given in
             --------------------------------
            Section 2.

4.0  FEES

The Support and Maintenance Services are included within the fees set forth in
Section IV.A of Exhibit 8.


                                 Exhibit 1A-21

                                  Exhibit 1b
          Statement of Work for Operating System and Utility Upgrade

SOW ATTACHMENTS:

        A. Attachment A to Exhibit 1b is a list of all operating system and utility software which is operated by Lockheed Martin at the Service Location and to which this SOW applies.

        B. Attachment B to Exhibit 1b is a detailed schedule showing all major tasks to be performed under this SOW and their estimated dates.

SOW DEFINITIONS

        A. All capitalized terms used in this Exhibit 1b, unless otherwise defined herein, shall have the definitions given in the Agreement or in
        Exhibit 1a.

        B. "Attachment A Software" means the operating system and utility software listed on Attachment A.

--------------------------------------------------------------------------------

SECTION 1.  Statement of Work:

1.1  ****










                                 Exhibit 1b-1

1.2  ****




1.3  ****



1.4  ****





1.5  ****








1.6 U.S. Foodservice shall make its employees and staff available to Lockheed Martin as needed to support the Project Plan schedule.

1.7  ****




1.8  ****


--------------------------------------------------------------------------------

SECTION 2.  Applicable General/Special Clauses:

2.1  U.S. Foodservice Software.  The Parties acknowledge and agree that all
     -------------------------
     software other than Attachment A Software, including but not limited to applications software used by U.S. Foodservice (for example: General Ledger, etc.), remains the responsibility of U.S. Foodservice and is not included or provided for as part of this SOW.

                                 Exhibit 1b-2

2.2  Warranty.  Lockheed Martin shall perform the Upgrade Services in a
     --------
     professional manner and makes no representation or warranty concerning the functionality, performance, or availability of OEM software products necessary to make Attachment A Software Year 2000 Compliant. U.S. Foodservice warrants and represents that it has the full power and authority to enter into this SOW, grant Lockheed Martin the right to perform Lockheed Martin obligations under this SOW with respect to Attachment A Software which is licensed to U.S. Foodservice and to perform U.S. Foodservice's obligations under this SOW.

2.3  Claims of Infringement.  Lockheed Martin shall have no liability or
     ----------------------
     obligation for any third party claim of infringement of its intellectual property arising from or in connection with the Upgrade Services to the extent any such claim is based upon (a) modifications of the Attachment A Software by parties other than Lockheed Martin or its subcontractors or use of such modified product or services, or (b) use of the products and services in combination with materials or products not supplied by Lockheed Martin, unless consented to by Lockheed Martin.

--------------------------------------------------------------------------------

SECTION 3.  Schedule:

3.1  Start work on ****.

3.2  ****


3.3  Complete SOW by ****.

3.4 A detailed schedule showing all major tasks and their planned dates is attached hereto as Attachment B.

--------------------------------------------------------------------------------

SECTION 4.  Designated Fees

4.1 The Upgrade Services are included within, and are to be provided in return for, the fixed monthly charges set forth in Section IV.B of Exhibit 8.

                                 Exhibit 1b-3

Exhibit 1b -- Attachment A

                            Software To Be Upgraded

                                                                                       Party Responsible for
      Manufacturer                             Product Name                            Software License Fees
      ------------                             ------------                            ---------------------
      ****                                     ****                                    ****


Exhibit 1b -- Attachment A

                            Software To Be Upgraded

                                                                                       Party Responsible for
      Manufacturer                             Product Name                            Software License Fees
      ------------                             ------------                            ---------------------
      ****                                     ****                                    ****


                                  ATTACHMENT B

                              Performance Schedule

                                 Exhibit 1b-5

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                          **** Product Installation for US Foods
----------------  --------  -----  ------  ---------  ------------  -------------  --------
Task Name         Duration  Start  Finish  Resources  Actual Start  Actual Finish  Progress
----------------  --------  -----  ------  ---------  ------------  -------------  --------
****                ****    ****    ****     ****         ****          ****         ****

                         Orlando Data Center Services

                 **** Product Installation for US Foods
-------------------------------  --------  -----  ------  --------------
Task Name                        Duration  Start  Finish  Resource Names
-------------------------------  --------  -----  ------  --------------
****                               ****    ****    ****        ****

                 **** Product Installation for US Foods
-------------------------------  --------  -----  ------  --------------
Task Name                        Duration  Start  Finish  Resource Names
-------------------------------  --------  -----  ------  --------------
****                               ****    ****    ****        ****

                 **** Product Installation for US Foods
-------------------------------  --------  -----  ------  --------------
Task Name                        Duration  Start  Finish  Resource Names
-------------------------------  --------  -----  ------  --------------
****                               ****    ****    ****        ****

                                  Exhibit 1c

Statement of Work for Branch Conversion Program Support and Applications Upgrade



SOW ATTACHMENTS

          Appendix 1 to Exhibit 1c is a list of the modifications to the application software at the Service Location which will be necessary for conversion of data processing from the U.S. Foodservice branch locations to the U.S. Foodservice Processing System. Modifications listed in Appendix 1 are those which Lockheed Martin has primary responsibility for managing the work being performed. The addition of modifications to the application software to Appendix 1 of Exhibit 1c is subject to the provisions of Article 8 of the Agreement. A "Work Authorization" as provided for in Exhibit 8 will be executed to authorize Lockheed Martin to perform modifications to the application software.

          In addition, Lockheed Martin will provide applications programming and other support, as requested by U.S. Foodservice, for modifications to the applications software which are being managed by U.S. Foodservice. This support is authorized by Work Authorization #1 and these modifications will not be listed in Appendix 1.


SOW DEFINITIONS
      A. All capitalized terms used in this Exhibit 1c, unless otherwise defined herein, shall have the definitions given in the Agreement or in Exhibit 1a.

1.    Overview

1.1.  Purpose

Lockheed Martin shall provide assistance in organizing and managing the execution of the Branch Conversion Program.

1.2   Requirement Definition

Lockheed Martin currently operates the U.S. Foodservice Processing System at the Service Location for U.S. Foodservice; however, U.S. Foodservice has a number of branch operations which do not process data through the U.S. Foodservice Processing System but instead process data on separate software applications at such branch locations. U.S. Foodservice desires to convert all data processing by its branch locations to the U.S. Foodservice Processing System on a schedule to be mutually agreed upon by the parties in order to enhance reliability, reduce cost and gain the competitive advantages afforded by the U.S. Foodservice Processing System. Conversion of the **** branch locations shall be completed by ****. Conversion of data processing from the branch locations is

                                Exhibit 1c - 1
expected to require modification of the application software at the Service Location to accommodate unique processing needs of individual branches which are currently processing data internally. A listing of the modifications to the application software at the Service Location is attached hereto as Appendix 1. The services to be provided by Lockheed Martin under this SOW, which shall include identification of the modifications to the application software at the Service Location in order to accommodate the needs of the U.S. Foodservice branches, the preparation and implementation of modifications to the application software at the Service Location agreed upon by U.S. Foodservice, including the modifications listed on Appendix 1, and the migration of data processing services from individual U.S. Foodservice branch locations to the Service Location are referred to herein as the "Branch Conversion Services."

Lockheed Martin support is required beginning December 1998 through completion of the conversion of all branch locations for the Branch Conversion Services.

1.3   Scope

 .  ****




 .  ****





 .  ****





1.4   Ownership of the Results of the Branch Conversion Services

As part of the Branch Conversion Services, it is anticipated that Lockheed Martin will modify applications software that is part of the U.S. Foodservice Processing System. Lockheed Martin hereby assigns to U.S. Foodservice all of Lockheed Martin's rights, title and interest, including any and all patent, copyright, trademark and trade secret rights, in and to any and all modifications and additions to any component of the U.S. Foodservice Processing System prepared, developed or otherwise provided by Lockheed Martin as part of the Branch Conversion Services, and all ideas and inventions, whether or not patentable, which may be embodied in such modifications. Lockheed Martin agrees that it shall execute any and all documents which may be reasonably requested by U.S. Foodservice in order to enable U.S. Foodservice to perfect the rights assigned to it by this Section 1.4.

1.5   Warranty

For modifications listed in Appendix 1 to Exhibit 1c, Lockheed Martin represents and warrants to U.S. Foodservice that each modification to the U.S. Foodservice Processing System made by Lockheed Martin pursuant to this Statement of Work shall be Year 2000 Compliant.

                                Exhibit 1c - 2

2.    Services to be provided

2.1.  Services Supporting Branch Conversion

2.1.1 ****


































2.1.2 ****






2.1.3 ****






2.2   Non-Mainframe Support

Lockheed Martin will assist U.S. Foodservice in maintaining and supporting the performance and functionality of U.S. Foodservice's non-mainframe systems at the U.S. Foodservice

                                Exhibit 1c - 3
branch locations until such systems are successfully converted to the U.S. Foodservice Processing System. Such assistance will include, but not be limited to, the following:

 .  ****



 .  ****


 .  ****


 .  ****


 .  ****


3.0   Branch Conversion Deliverables

For application modifications listed in Appendix 1 to Exhibit 1c where Lockheed Martin has primary management responsibility:

(a) The Work Authorization prepared for each application modification will define the work to be performed including, but not limited to, requirements to be satisfied by the modification, procedures for modifying the requirements, responsibilities of both parties, estimated development and implementation schedule, deliverables, and the procedure for acceptance, rejection, and correction of each deliverable.

For application modifications not listed in Appendix 1 to Exhibit 1c where U.S. Foodservice has primary management responsibility, U.S. Foodservice is responsible for deliverables.

4.0   U.S. Foodservice Responsibilities

4.1   Personnel

U.S. Foodservice and Lockheed Martin will jointly determine the division of work as tasks are defined. U.S. Foodservice will provide personnel to support tasks
assigned to U.S. Foodservice.   The successful completion of the tasks in this
SOW and deliverables related to these tasks will depend on both U.S. Foodservice and Lockheed Martin executing their respective tasks in a timely and accurate manner.

5.0   Designated Fees

                                Exhibit 1c - 4

The Branch Conversion Services are to be provided on a time and materials basis in accordance with Section IV.C of Exhibit 8.


                                Exhibit 1c - 5

                                   APPENDIX 1

                 Lockheed Martin Managed Software Modifications


Work Authorization #  Description
--------------------  -----------

                                Exhibit 1c - 6

                                   EXHIBIT 2

                                    REPORTS


Following are samples of reports that will be provided to U.S. Foodservice, Inc. as part of the designated services. The content and format of the reports may vary over the term of the agreement as agreed to by both parties.

                                  Exhibit 2-1

**** Reports
------------

Purpose: The **** reports are used to assist U.S. Foodservice, Inc. management in determining whether ****.

Frequency:  The **** reports will be published weekly.


                                  Exhibit 2-2

**** Reports
------------

Purpose: The **** reports are used to assist in setting priorities within the U.S. Foodservice, Inc. **** and in determining whether ****.

Frequency:  The **** reports will be published monthly.

                                  Exhibit 2-3

**** Reports
------------

Purpose:  The **** reports are the basis for ****.

Frequency:  The **** reports will be published monthly.

                                  Exhibit 2-4

                       Exhibit 3 - PERFORMANCE STANDARDS

Lockheed Martin agrees that its performance of the Outsourcing Services at each Service Center will meet or exceed each of the Performance Standards set forth below:
1.  Delivered Monthly Availability
    (a) ****
    (b) ****
    (c) ****
    (d) ****
    (e) ****

With regard to paragraphs (a) through (d) above, availability will be measured by dividing (i) the number of hours during the month in which the ****, as applicable, is available (excluding, however, any hours during which the ****, as applicable, is available during periods of scheduled unavailability), by (ii) the difference between (A) the total number of hours during the month and (B) the number of hours of scheduled unavailability. Schedule unavailability will be determined under Section 11.7 of this Agreement.

2.  End-to-End Response Times
Online system end-to-end response time performance will be measured for the period of **** (the "Critical Response Time Window"). The end-to-end response time each month for at least ****% of all on-line transactions during the Critical Response Time Window in that month will be completed within ****.

The parties acknowledge that the actions of each of Lockheed Martin and U.S. Foodservice, Inc. will impact Lockheed Martin's ability to meet such performance levels for end-to-end response times. In addition, the parties acknowledge that Lockheed Martin's ability to meet the performance levels for on-line end-to-end response times is dependent upon U.S. Foodservice, Inc. purchasing sufficient **** capacity to support the volume of transactions and types of applications run by U.S. Foodservice, Inc. to the extent that they are different from that which U.S. Foodservice, Inc. was running in December 1998. As a result, the parties agree that Lockheed Martin and U.S. Foodservice, Inc. will work together to identify and resolve any failure to meet such performance levels. ****.


                                  Exhibit 3-1

                                   EXHIBIT 4

                                 Key Employees


     Employee                   Title
     --------                   -----

     ****                       ****

Key employees are all long term employees. As long term employees, Lockheed Martin will charge these employees at long term rates as defined in Exhibit 8 and U.S. Foodservice, Inc. commits to these positions for a period of 9 months or longer.

                                   EXHIBIT 6

                        Termination Assistance Services


Termination Assistance Services
-------------------------------

Upon the expiration or termination of this Agreement, Lockheed Martin shall, upon U.S. Foodservice, Inc.'s request, during the 90 day Termination Assistance Period, provide the Termination Assistance Services at Lockheed Martin **** except to the extent that resources included in the Designated Fees being paid by U.S. Foodservice, Inc. to Lockheed Martin after such expiration or termination can be used to provide Termination Assistance Services without requiring Lockheed Martin to acquire or provide resources not included in the Designated Fees. The quality and level of the Services shall not be degraded during the Termination Assistance Period. After the expiration of the Termination Assistance Period, Lockheed Martin shall answer questions from U.S. Foodservice, Inc. regarding the Services on an "as needed" basis at Lockheed Martin then standard commercial billing rates.

Exit Plan
---------

Upon the later of expiration or termination of this Agreement and the last day of the Termination Assistance Period:

(1) U.S. Foodservice, Inc. will allow Lockheed Martin to use, at no charge, those U.S. Foodservice, Inc. facilities being used to perform the services for up to 30 days following the effective date of expiration or termination of this Agreement (or from the last day of any Termination Assistance Period) to enable Lockheed Martin to effect an orderly transition of U.S. Foodservice, Inc. resources.

(2) Upon U.S. Foodservice, Inc. request, with respect to any Third Party Contracts applicable to services being provided to U.S. Foodservice, Inc. for maintenance, disaster recovery services or other necessary third party services being used by Lockheed Martin to perform the Services as of the date of such expiration or termination, Lockheed Martin shall, to the extent permitted by the third party contracts, transfer or assign such contracts to U.S. Foodservice, Inc. or its assignee, on terms and conditions acceptable to all applicable Parties.

(3) As part of the Termination Assistance Services, upon the expiration or termination of this Agreement, Lockheed Martin shall identify and assist U.S. Foodservice, Inc. in procuring suitable functionally equivalent replacements for any shared hardware or software then used by Lockheed Martin to provide the Services.


                                  Exhibit 6-1

                                   EXHIBIT 7

                 Mainframe Software List, Modem Hardware List

Attachment A to Exhibit 7 lists all mainframe software and denotes whether payment of the license fee is the responsibility of Lockheed Martin or U.S. Foodservice, Inc. ****

Attachment B to Exhibit 7 lists all modems provided by Lockheed Martin. These modems will be invoiced on a monthly basis as per the pricing schedule in
Exhibit 8.


                                  Exhibit 7-1


Exhibit 7 -- Attachment A                            Software License Responsibility                                        5/6/99

                                                                 Responsible
Manufacturer                         Product Name                  Party                  Notes/Comments
------------                         ------------                -----------              --------------

    ****                                 ****                        ****                      ****



Exhibit 7 -- Attachment A                            Software License Responsibility                                        5/6/99

                                                                 Responsible
Manufacturer                         Product Name                  Party                  Notes/Comments
------------                         ------------                -----------              --------------

   ****                                  ****                        ****                      ****


Exhibit 7 -- Attachment A                            Software License Responsibility                                        5/6/99

                                                                 Responsible
Manufacturer                         Product Name                  Party                  Notes/Comments
------------                         ------------                -----------              --------------

   ****                                  ****                       ****                       ****

                                              U.S. Foodservice, Inc. Modem Inventory
May 6, 1999                                         Exhibit 7 -- Attachment B                                             Page 1

                                                Central and Remote Modems by Branch
------------------------------------------------------------------------------------------------------------------------------------
Branch &    Central Modem or      Central Mux   Central Back-up     Remote Modem   Remote Mux   Remote Back-up    Sungard Modem
Location       DSU & s/n             & s/n      Modems & s/n's      or DSU & s/n      & s/n      Modem & s/n          & s/n
------------------------------------------------------------------------------------------------------------------------------------
  ****            ****                ****           ****               ****           ****          ****             ****

                                                     Exhibit 7 Attachment B-1

                                              U.S. Foodservice, Inc. Modem Inventory
May 6, 1999                                         Exhibit 7 -- Attachment B                                             Page 2

                                                Central and Remote Modems by Branch
------------------------------------------------------------------------------------------------------------------------------------
Branch &    Central Modem or      Central Mux   Central Back-up     Remote Modem   Remote Mux   Remote Back-up    Sungard Modem
Location       DSU & s/n             & s/n      Modems & s/n's      or DSU & s/n      & s/n      Modem & s/n          & s/n
------------------------------------------------------------------------------------------------------------------------------------

  ****            ****               ****            ****                ****           ****          ****            ****





                                            Dial up Modems Provided by Lockheed Martin
------------------------------------------------------------------------------------------------------------------------------------
 Modem      Central Modem or      Central Mux   Central Back-up     Remote Modem   Remote Mux   Remote Back-up    Sungard Modem
  Type         DSU & s/n             & s/n      Modems & s/n's      or DSU & s/n      & s/n      Modem & s/n          & s/n
------------------------------------------------------------------------------------------------------------------------------------

  ****            ****               ****            ****                ****           ****          ****            ****



                                                     Exhibit 7 Attachment B-2

                                              U.S. Foodservice, Inc. Modem Inventory
May 6, 1999                                         Exhibit 7 -- Attachment B                                             Page 3

                                            Dial up Modems Provided by Lockheed Martin
------------------------------------------------------------------------------------------------------------------------------------
 Modem      Central Modem or      Central Mux   Central Back-up     Remote Modem   Remote Mux   Remote Back-up    Sungard Modem
  Type         DSU & s/n             & s/n      Modems & s/n's      or DSU & s/n      & s/n      Modem & s/n          & s/n
------------------------------------------------------------------------------------------------------------------------------------

  ****            ****                ****           ****                ****          ****          ****              ****


                                                     Exhibit 7 Attachment B-3

                                   EXHIBIT 8
                                Designated Fees

I.      General

        A. Overview - The Designated Fees described in this Exhibit 08 represent all the fees agreed upon between the Parties and are the only fees that will be collected by Lockheed Martin for the Services.

        B. Changes to the Designated Fees defined herein are subject to mutual agreement by the parties.

        C. The level of resources for Baseline Services described in Exhibit 1a is provided for a monthly minimum fee. This fee will be charged monthly throughout the contract term as long as U.S. Foodservice requires the Baseline Services.

        D.  The fees shown in Section IV, Baselines & Fees, of this Exhibit
                                          ----------------
            reflect all work specified in the Statements of Work.

        E. Travel and lodging expenses as required in support of services other than the Baseline Services will be reimbursed ****.

II.  Definitions

        A.   Planned Periods of Performance

             1) Baseline Services
                   ****

             2) Operating System and Utility Upgrade
                   ****

             3) Branch Conversion Program Support and Applications Upgrade
                   ****

        B.   Labor Pricing

                1) "Long Term" is considered to be full time, 9 months or more. Pricing is based on 167 hours per month (2000 hrs. / year).
                    ****

                2) "Short Term" pricing is considered less than 9 months and more sporadic in nature.

                3)  Economic Price Adjustment.
                    The Designated Fees and all other charges payable by U.S. Foodservice under this agreement include protection against reasonable inflation rates. However, in order to provide a reasonable balance between price and risk, extraordinary inflation has not been included in the Designated Fees. Should economic conditions result in extraordinary inflation, the parties will mutually agree on an appropriate pricing adjustment.

        C. Termination Fees are detailed in Exhibit 9. The purpose of these fees is to provide Lockheed Martin equitable and appropriate compensation, determined at the time of termination, for costs of shedding the resources that are no longer required to provide the services.

III.  Pricing Notes and Assumptions
      -----------------------------

             1.  ****

             2.  ****

             3.  ****

             4.  ****

             5.  ****

             6.  ****

             7.  ****

             8.  ****

             9.  ****

             10. ****

             11. ****

IV.    Baselines & Fees
       ----------------

A.     Mainframe Operations

       Base Package of provided resources:

       ****

Additional Charges for Usage Above Baseline

    ****

B.  Operating System and Utility Upgrade

    Fixed monthly charges.

    ****

C.  Branch Conversion Program Support

    ****

D.  Additional Variable Unit Rates

    ****


E.   Charges for Software to Support Branch Printing

     ****

F.  Professional Services Fees

-------------------------------------------------------------------------------------------------------------------------------
                            1999 Short Term   1999 Long Term
Title                          Rate/Hour        Rate/Hour                           Position Description
-------------------------------------------------------------------------------------------------------------------------------
Senior Account Manager           $ ****          $ ****       Senior manager who has broad based knowledge and experience in all disciplines of Project Management, Data Center Operations,
                                                              Management Information Systems and Communications.  Capable of
                                                              leading, structuring, and advising on Information Systems
                                                              projects within an organization.  (Minimum 10 years experience)
-------------------------------------------------------------------------------------------------------------------------------
Senior Systems Architect         $ ****          $ ****       Senior manager who has broad based knowledge and experience in all disciplines of Project Management, Data Center Operations,
                                                              Management Information Systems and Communications.  Capable of
                                                              leading, structuring, and advising on Information Systems
                                                              projects within an organization.  (Minimum 10 years experience)
-------------------------------------------------------------------------------------------------------------------------------
Account Manager                  $ ****          $ ****       Manager with strong project management skills, customer liaison skills, user-interface skills and team management skills.
                                                              (Minimum 10 years experience)
-------------------------------------------------------------------------------------------------------------------------------
System Architect                 $ ****          $ ****       Manager/technical lead with a broad technical background in mainframe, client/server, operations and data administration to develop the program technical architecture and alternative technology and predict solution.  (Minimum 10 years experience)
-------------------------------------------------------------------------------------------------------------------------------
Principal Consultant             $ ****          $ ****       Consultant within a functional area (systems, operations,
                                                              communications, applications, database) who is capable of
                                                              advising senior management within the technical or functional disciplines.  (Minimum 10 years experience)
-------------------------------------------------------------------------------------------------------------------------------
Project Manager                  $ ****          $ ****       Manager who monitors performance against scope of work, contract schedules, and plans.  Field and Project Managers provide the principal interface with the customer on project-related issues of contract performance and staffing.  (Minimum 7 years
                                                              experience)
-------------------------------------------------------------------------------------------------------------------------------
Project Facilitator              $ ****          $ ****       Provides user and team facilitation toward requirements,
                                                              consensus, and design decisions.  Prepares materials,
                                                              facilitation process, and outputs from the process.  (Minimum 5 years experience)
-------------------------------------------------------------------------------------------------------------------------------
Senior Consultant                $ ****          $ ****       Consultant within any function or discipline.  This position is oriented towards technical specialties.  (Minimum 7 years
                                                              experience)
-------------------------------------------------------------------------------------------------------------------------------
Consultant                       $ ****          $ ****       Consultant within any function or discipline.  This position is oriented towards technical specialties.  (Minimum 5 years
                                                              experience)
-------------------------------------------------------------------------------------------------------------------------------
Senior Programmer Analyst        $ ****          $ ****       Individual who is capable of defining requirements, developing and/or modifying existing procedures, and/or computer systems, leading programmers, advising and supervising a group of
                                                              programmers.  Responsible for projects where heavy analysis and design effort is required and where operator functions need to be defined.  (Minimum 7 years experience)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                            1999 Short Term   1999 Long Term
Title                          Rate/Hour        Rate/Hour                           Position Description
-------------------------------------------------------------------------------------------------------------------------------
Programmer Analyst               $ ****          $ ****       Individual who provides advice, evaluation, lead operator
                                                              functions, design support in developing and/or modifying
                                                              Functional Systems Design and taking programming specifications to perform the programming and testing functions.  (Minimum 5 years experience)
-------------------------------------------------------------------------------------------------------------------------------
Programmer                       $ ****          $ ****       Category for individuals responsible for taking programming specifications and performing the programming and testing
                                                              function.  (2 to 5 years experience or equivalent)
-------------------------------------------------------------------------------------------------------------------------------
Associate Programmer             $ ****          $ ****       Category for individuals responsible for taking programming specifications and performing the programming and testing
                                                              function.  (Up to 2 years experience or equivalent)
-------------------------------------------------------------------------------------------------------------------------------
Telecommunications/LAN           $ ****          $ ****       The communications specialist installs, maintains, troubleshoots
 Specialist                                                   and accounts for a wide variety of telecommunications hardware.
                                                              Diagnoses and solves difficult operating problems using
                                                              sophisticated testing equipment.  The Local Area Network (LAN)
                                                              specialist responsibilities include software installation and support.  (Minimum 7 years experience)
-------------------------------------------------------------------------------------------------------------------------------
Computer Architecture            $ ****          $ ****       Prepares, reviews and implements detailed documentation and
 Technician                                                   plans for installation, removal or customization of computing equipment and peripheral hardware.  (Up to 5 years experience or equivalent)
-------------------------------------------------------------------------------------------------------------------------------
Senior Documentation             $ ****          $ ****       Technical writer with experience in planning, research, writing
 Specialist                                                   and layout of technical manuals, user guides, installation guides and other publications pertaining to the system specified by the customer.  (Minimum 5 years experience)
-------------------------------------------------------------------------------------------------------------------------------
Documentation/Senior             $ ****          $ ****       Technical writer with experience in writing/editing technical
Word Processing                                               documentation.  Works under direct supervision on a project
Specialist                                                    team.  (Minimum 3 years experience)
-------------------------------------------------------------------------------------------------------------------------------
Word Processor                   $ ****          $ ****       Word processor with experience in various software packages and works under direct supervision.  (Minimum 1 year experience)
-------------------------------------------------------------------------------------------------------------------------------

Note: ****. Professional Services Fees beyond calendar year 1999 will be adjusted annually for consideration of inflation.

Professional Services Fees hours will be authorized through a work authorization document.

                           Exhibit 8 - Attachment 1
                           ------------------------

                              US Foodservice ****
                              -------------------
                                    (****)
                                    ------

              Total Over         Approved        Approved
Date  ****    Base       ****    US Foodservice  Lockheed Martin
----  ----    ----       ----    --------------  ---------------
****  ****    ****       ****         ****            ****

                           Exhibit 8 - Attachment 2
                           ------------------------

                              US Foodservice ****
                              -------------------
                                    (****)
                                    ------

                            Added   Total Over Total   Approved        Approved
Date  Additional Volumes    GB      Base       GB      US Foodservice  Lockheed Martin
----  ------------------    ----    ----       ----    --------------  ---------------

****        ****            ****    ****        ****        ****          ****


                         INTEGRATED BUSINESS SOLUTIONS
                            WORK AUTHORIZATION (WA)

This Work Authorization is issued pursuant to AGREEMENT Number       between
                                                               -----
U.S. Foodservice, Inc. ("Client") and Lockheed Martin Corporation ("Lockheed Martin").

WA NUMBER:                      1
                        ---------
WA REVISION NUMBER:
                        ---------
WA EFFECTIVE DATE:      12/1/1998
                        ---------
WA TERMINATION DATE:      ****
                        ---------

--------------------------------------------------------------------------------
SECTION 1. Overview:
See exhibit 1c "Branch Conversion Program Support in the Agreement.

--------------------------------------------------------------------------------
SECTION 2. Services to be provided:
See exhibit 1c "Branch Conversion Program Support in the Agreement.

--------------------------------------------------------------------------------
SECTION 3. U.S. Foodservice Responsibilities:
See exhibit 1c "Branch Conversion Program Support in the Agreement.

--------------------------------------------------------------------------------
SECTION 4. Branch Conversion:
See exhibit 1c "Branch Conversion Program Support in the Agreement.

--------------------------------------------------------------------------------
SECTION 5. Designated Fees:
See exhibit 1c "Branch Conversion Program Support in the Agreement.


Lockheed Martin will provide the following staff to manage the delivery of the above services. The Lockheed Martin staff will travel, as required by U.S. Foodservice, to effectively support this work.

----------------------------------------------------------------------------------------------------------------------
Estimated Labor Months by Category                                               ****             ****            ****
----------------------------------
Category (number of personnel)
  ****                                                                           ****             ****            ****

                           Exhibit 8 - Attachment 3

Funding Notes:

Labor for this Work Authorization will be billed on a **** basis in accordance with the rates specified in Exhibit 8 of the agreement. The estimated hours in
Exhibit 8 of the agreement will constitute a funding limit for this Work Authorization.

Funding for categories identified with an * is based on a rough order of magnitude estimate of the effort required. The actual funding levels will depend on the requirements agreed upon for the branch conversions and the number and skill level of the personnel provided by U.S. Foodservice. The U.S. Foodservice Vice President, Corporate Information Systems and the Lockheed Martin Program Manager shall jointly determine actual the staffing levels for these categories. Should funding be required in excess of the funding limits for these categories, this agreement will be amended.

Funding for each category not identified with an * is provided by this SOW for the indicated number of personnel on a full time basis unless the U.S. Foodservice Vice President, Corporate Information Systems and the Lockheed Martin Program Manager determine that personnel within a category can be eliminated or reduced.

Travel and lodging expenses as required will be reimbursed **** and are not included in the total estimated annual price.

LOCKHEED MARTIN CORPORATION                  U.S. FOODSERVICE, INC.

By  /s/  Rick N. Sprole                      By  /s/  Lewis Hay, III
   ------------------------                     -------------------------
   (authorized signature)                       (authorized signature)

    Rick N. Sprole                               Lewis Hay, III
   ------------------------                     -------------------------
   (name)                                       (name)

    Manager of Contracts                         EVP & CFO
   ------------------------                     -------------------------
    (title)                                      (title)

    5-20-99                                      5/7/99
   ------------------------                     -------------------------
    (date)                                       (date)


                           Exhibit 8 - Attachment 3

                                   EXHIBIT 9

                             Termination Schedule



     The following termination schedule reflects the fees payable to Lockheed Martin in the event of a termination by U.S. Foodservice in accordance with
Section 21.1 or 21.3, or in the event of termination by Lockheed Martin in accordance with Section 21.2.


     TERMINATION FEES ($K)

-------------------------------------------------------------------------------------------------
Category          1999            2000            2001             2002             2003
-------------------------------------------------------------------------------------------------
Termination
of all            $ ****          $ ****          $ ****            $ ****         $ ****
Services
-------------------------------------------------------------------------------------------------

Note: Values above represent December 31 of each calendar year. Termination fees will be adjusted on a pro rata basis in the event that termination becomes effective on any other date.

     If U.S. Foodservice terminates the Agreement pursuant to Section 21.1 or Lockheed Martin terminates the Agreement pursuant to Section 21.2, then Lockheed Martin will also be entitled to receive from U.S. Foodservice, to the extent actually paid by Lockheed Martin, the severance payments made in accordance with Lockheed Martin's standard policies and procedures to those Lockheed Martin employees working primarily on providing the Services to U.S. Foodservice who are terminated directly as a result of the termination of the Agreement.



                                  Exhibit 9-1

                                  Exhibit 13

                    LEASE, ADDITIONAL TERMS AND CONDITIONS

Article 1:  DEFINITIONS

     For the purpose of this Attachment and Agreement, these listed definitions will apply:
     1.1  Lessor:  Lockheed Martin
     1.2  Lessee:  U.S. Foodservice, Inc.
     1.3  Installation Date:

Article 2:  LEASE

     2.1 Lockheed Martin agrees to lease to U.S. Foodservice, Inc., and U.S. Foodservice, Inc. agrees to lease from Lockheed Martin, the Computer Equipment ("Equipment') described in Equipment Lease Schedule, Exhibit 7 Attachment B. The terms and conditions contained in this Exhibit, the Equipment Lease Schedule, and the Agreement shall govern the leasing and use of the Equipment.

Article 3:  TERM

     3.1 Unless otherwise specified in the Equipment Lease Schedule Exhibit 7 Attachment B, the term of this Attachment shall commence on Installation Date and shall continue until the expiration or termination of the Agreement.

Article 4:  RENTAL

     4.1 The monthly rental payable by U.S. Foodservice, Inc. to Lockheed Martin shall be set forth in the Equipment Lease Schedule Exhibit 7 Attachment B. Payments will be governed by Article 8 of the Agreement.

Article 5:  INSTALLATION AND USE OF EQUIPMENT

     5.1 U.S. Foodservice, Inc. will at all times keep the Equipment in its sole possession and control. The Equipment shall not be moved from the locations) stated in the Equipment Schedule without prior written consent of Lockheed Martin, which consent shall not be unreasonably withheld.

     5.2 Lockheed Martin will provide definition of facility interfaces required for connection of and operation of the Equipment, the environmental limitations identified for the Equipment by the manufacturer, and instruction manuals required for the Equipment's operational use.

     5.3 U.S. Foodservice, Inc. agrees to provide suitable electric current to operate the Equipment and a suitable place of installation and environment for the Equipment and will comply with all appropriate installation requirements specified by the Equipment manufacturer.

     5.4 U.S. Foodservice, Inc. agrees that the input/output and storage media used to operate the Equipment will suit the specifications of the Equipment manufacturer.

Article 6:  MAINTENANCE, REPAIRS AND RISK OF LOSS

     6.1 U.S. Foodservice, Inc. shall during the terms of this lease, at its expense, maintain the Equipment in good working order through purchase of Lockheed Martin maintenance, priced separately on the Equipment Schedule. U.S. Foodservice, Inc. shall not use or permit the Equipment to be used for any purpose for which, in the opinion of the manufacturer, the Equipment is not designed or reasonably suitable. Failure of the U.S. Foodservice, Inc. to maintain and operate the Equipment as required by the equipment manufacturer so as to invalidate any warranty by the Equipment manufacturer shall require U.S. Foodservice, Inc. to be responsible for any repairs or replacement of parts normally covered by an Equipment manufacturer's warranty.

     6.2 U.S. Foodservice, Inc. is responsible for all risk of loss and damage to the Equipment during the term of this lease. U.S. Foodservice, Inc. shall procure and maintain fire, extended coverage and theft insurance covering the Equipment. Such insurance shall be in an amount at least equal to the purchase price of the Equipment. All insurance policies shall be endorsed to protect the interest of Lockheed Martin by naming Lockheed Martin as an additionally named insured.

     6.3 At the expiration or earlier termination of the Agreement, U.S. Foodservice, Inc. shall, at its expense, return the Equipment to Lockheed Martin, at the location specified by Lockheed Martin, in the same operating order, repair, condition, and appearance as on the Installation Date, reasonable wear and tear excepted.

Article 7:  OWNERSHIP AND INSPECTION

     7.1 Equipment shall at all times remain the property of Lockheed Martin. Lockheed Martin may affix identification tags, decals or plates to the Equipment indicating Lockheed Martin's ownership, and U.S. Foodservice, Inc. shall not permit their removal or concealment.

     7.2 U.S. Foodservice, Inc. shall keep the Equipment free and clear of all liens and encumbrances.

     7.3 Lockheed Martin or its agent shall have free access to the Equipment at all reasonable time for the purpose of inspection.

     7.4 U.S. Foodservice, Inc. shall immediately notify Lockheed Martin of all details concerning any damage or loss arising out of an alleged or apparent improper manufacture, functioning, or operation of the Equipment.

Article 8:  QUIET ENJOYMENT

     8.1 Lockheed Martin agrees that the U.S. Foodservice, Inc. shall quietly possess the Equipment subject to and in accordance with the provisions in Agreement and this Attachment, so long as U.S. Foodservice, Inc. is not in default hereunder.

LOCKHEED MARTIN CORPORATION             U.S. FOODSERVICE, INC.


/s/  Rick N. Sprole                     /s/   Lewis Hay, III
---------------------------             -----------------------------
(Signature)                              (Signature)

     Rick N. Sprole                           Lewis Hay, III
---------------------------             -----------------------------
(Printed/Typed Name)                     (Printed/Typed Name)

     Manager of Contracts                     EVP & CFO
---------------------------             -----------------------------
(Title)                                  (Title)

     5/20/99                                  5/7/99
---------------------------             -----------------------------
(Dated)                                  (Dated)


                                 Exhibit 13-3